Exhibit 99.2

Quarterly Earnings and
Supplemental Operating and Financial Data

For the Quarter and Nine Months Ended September 30, 2007

LEXINGTON REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE
For the quarter and nine months ended September 30, 2007

This Quarterly Earnings and Supplemental Operating and Financial Data contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust (“Lexington”) which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in Lexington’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2007 (the "Form 10-K") and other periodic reports filed with the SEC, including risks related to, (i) the failure to integrate our operations and properties with those of Newkirk Realty Trust, (ii) the failure to continue to qualify as a real estate investment trust, (iii) changes in general business and economic conditions, (iv) competition, (v) increases in real estate construction costs, (vi) changes in interest rates, or (vii) changes in accessibility of debt and equity capital market. Copies of the Form 10-K and the other periodic reports Lexington files with the SEC are available on Lexington’s website at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe the Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words "believes," "expects," "intends," "anticipates," "estimates," "projects" or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

Lexington Realty Trust TRADED: NYSE: LXP One Penn Plaza, Suite 4015 New York NY 10119-4015

Contact:
Investor or Media Inquiries, Carol Merriman, VP Investor Relations & Corporate Development
Lexington Realty Trust
Phone: (212) 692-7264 E-mail: cmerriman@lxp.com

FOR IMMEDIATE RELEASE
Thursday, November 8, 2007

LEXINGTON REALTY TRUST REPORTS THIRD QUARTER 2007 RESULTS

New York, NY – November 8, 2007– Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust (REIT) focused on single-tenant real estate investments, today announced results for the third quarter ended September 30, 2007.  All per share amounts are on a diluted basis.

Third Quarter 2007 Highlights
•	Total rental revenues of $114.0 million
•	Company Funds From Operations of $50.4 million or $0.46 per share(1)
•	39 new and renewal leases executed, totaling 946,000 square feet
•	$119.5 million in real estate dispositions
•	513,000 shares/units repurchased at an average price of $20.00 per share/unit
·	$0.375 common share/unit dividend/distribution declared
(1)	See the last page of this press release for a reconciliation of GAAP net income to Company FFO.

COMMENTS FROM MANAGEMENT

T. Wilson Eglin, President and Chief Executive Officer of Lexington stated, “We are pleased to report exceptionally strong third quarter operating results fueled by investment and capital market activities during the first half of the year and strong leasing activity. During the quarter, Lexington sold 23 properties for $119.5 million realizing gains of $27.0 million. In connection with the sales, we incurred debt prepayment penalties of $3.6 million, which reduced our reported funds from operations by $0.03 per share.” Mr. Eglin continued, “We expect to remain active on the sale front in the fourth quarter and believe that fourth quarter disposition activity will total between $171.5 million to $258.3 million. These sales, combined with prior disposition activity and the anticipated closing of our previously announced co-investment program are expected to generate taxable gain to the shareholders for 2007 of approximately $4.75 to $5.50 per share. Accordingly, we expect to pay a corresponding special distribution to our shareholders in early 2008.”

Michael L. Ashner, Executive Chairman of Lexington added, “We are pleased with our efforts to date with regards to our strategic restructuring plan.  The slower pace of sales, compared with our previous expectations, reflect our view that our sales either be accretive or consist of non-core assets.  Our slowed pace of acquisitions during the second half of this year reflects our view that investment opportunities are more likely to improve than diminish in the near to mid-term.”

FINANCIAL RESULTS
Revenue

For the quarter ended September 30, 2007, rental revenues increased 168.3% to $114.0 million, compared with rental revenues of $42.5 million for the quarter ended September 30, 2006.  The increase was primarily a result of the December 31, 2006 merger with Newkirk Realty Trust, Inc. and the second quarter 2007 acquisition of 48 properties which Lexington had previously held in four co-investment programs.

Net Income Allocable to Common Shareholders

For the quarter ended September 30, 2007, net income allocable to common shareholders was $7.4 million, compared to the quarter ended September 30, 2006, which had a loss of $21.7 million.  On a per share basis, net income allocable to common shareholders for the quarter ended September 30, 2007 was $0.12, compared with a loss of $0.42 for the comparable period last year.  For the nine months ended September 30, 2007, net income allocable to common shareholders was $25.9 million, or $0.39 per share, as compared to $1.7 million, or $0.03 per share, for the same period in 2006.

Company Funds From Operations Applicable to Common Shareholders

For the quarter ended September 30, 2007, Company Funds From Operations (“Company FFO”) was $50.4 million, compared with Company FFO for the quarter ended September 30, 2006 of $(0.3) million.  On a per share basis, Company FFO was $0.46 for the quarter ended September 30, 2007, compared with $0.00 for the same period in 2006.  For the nine months ended September 30, 2007, Company FFO was $158.9 million or $1.42 per share, as compared with $66.5 million or $1.05 per share for the same period in 2006.

Market Capitalization

At September 30, 2007, Lexington’s total market capitalization was approximately $5.8 billion, based on the New York Stock Exchange closing price of Lexington’s common shares on September 30, 2007, and assuming the conversion of all operating partnership units to common shares, the liquidation preference of preferred shares, and the principal balance of total debt outstanding.

Dividend

On September 14, 2007, Lexington declared a regular quarterly cash dividend/distribution of $0.375 per common share/unit (equal to $1.50 on an annualized basis), which was paid on October 15, 2007, to common shareholders/unit holders of record as of September 28, 2007.

Share Repurchase Authorization

During the quarter ended September 30, 2007, Lexington repurchased approximately 513,000 common shares/units at an average price of $20.00 per share/unit. During the nine months ended September 30, 2007, Lexington has repurchased approximately 7.1 million common shares/units at an average price of $20.61 per share/unit, reducing the number of shares/units outstanding to approximately 103.4 million.  On March 5, 2007, Lexington’s Board of Trustees authorized the repurchase from time to time of 10.0 million common shares/units, of which 3.4 million common shares/units remain available for repurchase.

2007 EARNINGS GUIDANCE

Lexington reaffirmed its previously disclosed 2007 full-year per diluted share Company FFO guidance range of $1.75 to $1.85.  This guidance is based on current expectations and is forward-looking.  In connection with projected property sales, Lexington expects to incur $0.05 to $0.06 per share of mortgage prepayment penalties in the fourth quarter.

INVESTMENT & DISPOSITION ACTIVITY

Co-Investment Program

In August 2007, Lexington announced that The Lexington Master Limited Partnership formed a co-investment program with Inland American (Net Lease) Sub, LLC, a wholly owned subsidiary of Inland American Real Estate Trust, Inc., to invest in specialty single-tenant net leased assets in the United States.

The co-investment program entered into an agreement to acquire 53 primarily single-tenant net leased assets from Lexington and its subsidiaries for an aggregate purchase price of $940.0 million (including the assumption of non-recourse first mortgage financing secured by certain of the assets) and subordinated financing by The Lexington Master Limited Partnership subject to certain terms and conditions.  The properties contain an aggregate of more than eight million net rentable square feet, and are located in 28 states.  In addition to the 53 assets under contract, The Lexington Master Limited Partnership and Inland American (Net Lease) Sub, LLC, intend to invest $22.5 million and $127.5 million, respectively, in the co-investment program to acquire additional specialty single-tenant net leased assets.  Assuming mortgage financing of 70% of acquisition cost, the joint venture will acquire up to $1.4 billion of property.

The sale of each of the 53 assets by Lexington and its subsidiaries, the purchase by the co-investment program, and the funding by Inland American (Net Lease) Sub, LLC are subject to satisfaction of conditions precedent to closing, including the assumption of existing financing, obtaining certain consents and waivers, the continuing solvency of the tenants and certain other customary conditions.  Accordingly, Lexington can not provide assurances that the sales by it and its subsidiaries, the acquisition by the co-investment program and the funding by Inland American (Net Lease) Sub, LLC will be completed.

Dispositions

During the quarter ended September 30, 2007, Lexington sold 23 non-core properties under its previously announced disposition program for an aggregate price of $119.5 million.

LEASING ACTIVITY

At September 30, 2007, Lexington’s portfolio was approximately 95.8% leased.  For the quarter ended September 30, 2007, Lexington executed 39 leases for approximately 946,000 square feet.  Sixteen new leases were executed, (13 office properties, two industrial properties, and one retail property) encompassing 300,000 square feet.  Twenty-three lease renewals were executed (three office properties, one industrial property, and 19 retail properties) encompassing 646,000 square feet.

THIRD QUARTER 2007 CONFERENCE CALL

On Thursday, November 8, 2007, at 11:00 a.m. Eastern Time, Lexington will host a conference call to discuss its results for the quarter ended September 30, 2007.  Lexington’s remarks will be followed by a question and answer period.  Interested parties may participate in this conference call by dialing (877) 407-0782 or (201) 689-8567.  A taped replay of the call will be available through December 8, 2007 at (877) 660-6853, Account 286, Conference ID 256173.

A live web cast (listen-only mode) of the conference call will be available at www.lxp.com within the Investor Relations section. An online replay will also be available through December 8, 2007.

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns, invests in, and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington shares are traded on the New York Stock Exchange under the symbol “LXP”.  Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, Investor Relations, One Penn Plaza, Suite 4015, New York, New York 10119-4015.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in Lexington’s most recent annual report on Form 10-K filed with the SEC on March 1, 2007 (the "Form 10-K") and other periodic reports filed with the SEC, including risks related to: (i) the failure to successfully complete the strategic restructuring plan, (ii) the failure to complete the sale of the 53 assets to the newly formed co-investment program described above, (iii) the failure to complete the expected fourth quarter disposition activity described above, (iv) the failure to obtain board approval of any special distribution described above, (v) the failure to integrate our operations and properties with those of Newkirk Realty Trust, (vi) the failure to continue to qualify as a real estate investment trust, (vii) changes in general business and economic conditions, (viii) competition, (ix) increases in real estate construction costs, (x) changes in interest rates, or (xi) changes in accessibility of debt and equity capital markets. Copies of the Form 10-K and the other periodic reports Lexington files with the SEC are available on Lexington’s website at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "believes," "expects," "intends," "anticipates," "estimates," "projects" or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Three and Nine months ended September 30, 2007 and 2006
(Unaudited and in thousands, except share and per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Gross revenues:
Rental	$113,988	$42,482	$293,377	$125,860
Advisory and incentive fees	239	1,127	12,182	3,527
Tenant reimbursements	10,128	4,185	22,300	12,229
Total gross revenues	124,355	47,794	327,859	141,616

Expense applicable to revenues:
Depreciation and amortization	(67,211)	(19,143)	(174,130)	(56,843)
Property operating	(18,031)	(7,858)	(42,868)	(22,325)
General and administrative	(7,547)	(5,383)	(28,707)	(15,852)
Non-operating income	2,673	963	7,644	7,669
Interest and amortization expense	(50,347)	(16,306)	(120,390)	(49,035)
Debt satisfaction charges	—	(510)	—	(216)
Impairment loss	—	—	—	(1,121)

Income (loss) before provision for income taxes, minority interests, equity in earnings of non-consolidated entities and discontinued operations	(16,108)	(443)	(30,592)	3,893
Provision for income taxes	(410)	(178)	(2,646)	(24)
Minority interests share of (income) loss	1,966	3	(8,630)	(704)
Equity in earnings of non-consolidated entities	4,054	1,029	45,951	3,145
Income (loss) from continuing operations	(10,498)	411	4,083	6,310

Discontinued operations:
Income from discontinued operations	6,029	2,576	17,728	8,278
(Provision) benefit for income taxes	(2)	1	(2,623)	(73)
Debt satisfaction (charges) gains	(3,596)	15	(3,685)	5,779
Gains on sales of properties	26,980	1,920	39,808	18,836
Impairment charge	—	(28,209)	—	(28,209)
Minority interests share of (income) loss	(4,450)	5,691	(9,694)	3,081
Total discontinued operations	24,961	(18,006)	41,534	7,692
Net income (loss)	14,463	(17,595)	45,617	14,002
Dividends attributable to preferred shares – Series B	(1,590)	(1,590)	(4,770)	(4,770)
Dividends attributable to preferred shares – Series C	(2,519)	(2,519)	(7,556)	(7,556)
Dividends attributable to preferred shares – Series D	(2,925)	—	(7,372)	—
Net income (loss) allocable to common shareholders	$7,429	$(21,704)	$25,919	$1,676

Income (loss) per common share – basic:
Income (loss) from continuing operations, after preferred dividends	$(0.27)	$(0.07)	$(0.24)	$(0.12)
Income (loss) from discontinued operations	0.39	(0.35)	0.63	0.15
Net income (loss) allocable to common shareholders	$0.12	$(0.42)	$0.39	$0.03

Weighted average common shares outstanding – basic	63,458,167	52,279,750	65,735,321	52,081,514

Income (loss) per common share – diluted:
Income (loss) from continuing operations, after preferred dividends	$(0.27)	$(0.07)	$(0.24)	$(0.12)
Income (loss) from discontinued operations	0.39	(0.35)	0.63	0.15
Net income (loss) allocable to common shareholders	$0.12	$(0.42)	$0.39	$0.03

Weighted average common shares outstanding - diluted	63,458,167	52,279,750	65,735,321	52,081,514

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
September 30, 2007 (Unaudited) and December 31, 2006
(In thousands, except share and per share data)

	September 30,	December 31,
	2007	2006
Assets:
Real estate, at cost	$4,630,170	$3,747,156
Less: accumulated depreciation and amortization	387,237	276,129
	4,242,933	3,471,027
Properties held for sale – discontinued operations	159,982	69,612
Intangible assets, net	609,000	468,244
Cash and cash equivalents	260,487	97,547
Investment in and advances to non-consolidated entities	173,742	247,045
Deferred expenses, net	39,600	16,084
Notes receivable	41,968	50,534
Rent receivable – current	27,525	53,744
Rent receivable – deferred	19,012	29,410
Investment in marketable equity securities	4,276	32,036
Other assets	88,966	89,574
	$5,667,491	$4,624,857
Liabilities and Shareholders’ Equity:
Liabilities:
Mortgages and notes payable	$2,631,225	$2,126,810
Exchangeable notes payable	450,000	—
Trust notes payable	200,000	—
Contract rights payable	13,133	12,231
Dividends payable	30,884	44,948
Liabilities – discontinued operations	100,672	6,064
Accounts payable and other liabilities	41,037	25,877
Accrued interest payable	15,442	10,818
Deferred revenue - below market leases	263,801	362,815
Prepaid rent	21,171	10,109
	3,767,365	2,599,672
Minority interests	789,519	902,741
	4,556,884	3,502,413
Commitments and contingencies

Shareholders’ equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares,
Series B Cumulative Redeemable Preferred, liquidation preference $79,000, 3,160,000 shares issued and outstanding	76,315	76,315
Series C Cumulative Convertible Preferred, liquidation preference $155,000, 3,100,000 shares issued and outstanding	150,589	150,589
Series D Cumulative Redeemable Preferred, liquidation preference $155,000, 6,200,000 shares issued and outstanding in 2007	149,774	—
Special Voting Preferred Share, par value $0.0001 per share; authorized, issued and outstanding 1 share	—	—
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 63,598,112 and 69,051,781 shares issued and outstanding in 2007 and 2006, respectively	6	7
Additional paid-in-capital	1,077,707	1,188,900
Accumulated distributions in excess of net income	(341,243)	(294,640)
Accumulated other comprehensive income (loss)	(2,541)	1,273
	1,110,607	1,122,444
	$5,667,491	$4,624,857

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE AND FUNDS FROM OPERATIONS PER SHARE
(In thousands, except share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
EARNINGS PER SHARE:
Basic:
Income (loss) from continuing operations	$(10,498)	$411	$4,083	$6,310
Less preferred dividends	(7,034)	(4,109)	(19,698)	(12,326)
Income (loss) allocable to common shareholders from continuing operations	(17,532)	(3,698)	(15,615)	(6,016)
Total income (loss) from discontinued operations	24,961	(18,006)	41,534	7,692
Net income (loss) allocable to common shareholders	$7,429	$(21,704)	$25,919	$1,676

Weighted average number of common shares outstanding	63,458,167	52,279,750	65,735,321	52,081,514

Income (loss) per common share - basic:
Income (loss) from continuing operations	$(0.27)	$(0.07)	$(0.24)	$(0.12)
Income (loss) from discontinued operations	0.39	(0.35)	0.63	0.15
Net income (loss)	$0.12	$(0.42)	$0.39	$0.03

Diluted:
Income (loss) allocable to common shareholders from continuing operations	$(17,532)	$(3,698)	$(15,615)	$(6,016)
Incremental income attributed to assumed conversion of dilutive securities	—	—	—	—
Income (loss) allocable to common shareholders from continuing operations	(17,532)	(3,698)	(15,615)	(6,016)
Total income (loss) from discontinued operations	24,961	(18,006)	41,534	7,692
Net income (loss) allocable to common shareholders	$7,429	$(21,704)	$25,919	$1,676

Weighted average number of common shares used in calculation of basic earnings per share	63,458,167	52,279,750	65,735,321	52,081,514
Add incremental shares representing:
Shares issuable upon exercise of employee share options	—	—	—	—
Shares issuable upon conversion of dilutive securities	—	—	—	—
Weighted average number of shares used in calculation of diluted earnings per common share	63,458,167	52,279,750	65,735,321	52,081,514

Income per common share - diluted:
Income (loss) from continuing operations	$(0.27)	$(0.07)	$(0.24)	$(0.12)
Income (loss) from discontinued operations	0.39	(0.35)	0.63	0.15
Net income (loss)	$0.12	$(0.42)	$0.39	$0.03

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE AND FUNDS FROM OPERATIONS PER SHARE (Continued)
(In thousands, except share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
The Company's Funds from Operations: (1)
Basic and Diluted:
Net income (loss) allocable to common shareholders - basic	$7,429	$(21,704)	$25,919	$1,676
Adjustments:
Depreciation and amortization	67,439	20,419	180,224	60,726
Minority interests - OP units	952	(5,581)	14,867	(2,026)
Amortization of leasing commissions	346	169	882	479
Joint venture and minority interest adjustment	(1,348)	5,785	1,698	16,848
Preferred dividends - Series C	2,519	2,519	7,556	7,556
Gains on sale of properties	(26,980)	(1,920)	(39,808)	(18,836)
Taxes incurred on sale of properties	—	—	1,749	74
Gains on sale of joint venture properties	—	—	(34,164)	—
Company's funds from operations	$50,357	$(313)	$158,923	$66,497

Basic:
Weighted average shares outstanding - basic EPS	63,458,167	52,279,750	65,735,321	52,081,514
Operating partnership units	39,636,305	5,621,824	40,192,868	5,632,598
Preferred shares - Series C	5,779,330	5,779,330	5,779,330	5,779,330
Weighted average shares outstanding - basic	108,873,802	63,680,904	111,707,519	63,493,442
Company's funds from operations per share	$0.46	$—	$1.42	$1.05

Diluted:
Weighted average shares outstanding - diluted EPS	63,458,167	52,279,750	65,735,321	52,081,514
Operating partnership units	39,636,305	5,621,824	40,192,868	5,632,598
Preferred shares - Series C	5,779,330	5,779,330	5,779,330	5,779,330
Other	403	—	544	23,053
Adjusted weighted average shares outstanding - diluted	108,874,205	63,680,904	111,708,063	63,516,495
Company's funds from operations per share	$0.46	$—	$1.42	$1.05

1Lexington believes that Funds from Operations (“FFO”) is a widely recognized and appropriate measure of the performance of an equity REIT.  Lexington presents FFO because it considers FFO an important supplemental measure of Lexington’s operating performance.  Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results.  FFO is intended to exclude historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions.  As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

Lexington computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”).   FFO is defined by NAREIT as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.”  FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.  FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

Lexington includes in its calculation of FFO, which Lexington refers to as the “Company’s funds from operations” or “Company FFO,” Lexington’s operating partnership units and Lexington’s Series C Cumulative Convertible Preferred Shares because these securities are convertible, at the holder’s option, into Lexington’s common shares, and also incentive fees earned from joint ventures.  Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Company FFO on a company-wide basis as if all securities that are convertible, at the holder’s option, into Lexington’s common shares, are converted.  Since others do not calculate FFO in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others.

# # #

LEXINGTON REALTY TRUST
Major Markets
9/30/07
	Core Based Statistical Area (2)	% of Annualized GAAP Rent at 9/30/2007 (1)

1	Dallas-Fort Worth-Arlington, TX	9.0%
2	Los Angeles-Long Beach-Santa Ana, CA	8.9%
3	Houston-Sugar Land-Baytown, TX	6.1%
4	New York-Northern New Jersey-Long Island, NY-NJ-PA	5.1%
5	Atlanta-Sandy Springs-Marietta, GA	3.1%
6	Memphis, TN-MS-AR	3.0%
7	Baltimore-Towson, MD	2.9%
8	Orlando-Kissimmee, FL	2.7%
9	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.7%
10	Detroit-Warren-Livonia, MI	2.4%
11	Boston-Cambridge-Quincy, MA-NH	2.3%
12	Chicago-Naperville-Joliet, IL-IN-WI	2.0%
13	Phoenix-Mesa-Scottsdale, AZ	1.9%
14	Columbus, OH	1.8%
15	Richmond, VA	1.7%
16	San Francisco-Oakland-Fremont, CA	1.6%
17	Kansas City, MO-KS	1.6%
18	Indianapolis-Carmel, IN	1.5%
19	Charlotte-Gastonia-Concord, NC-SC	1.5%
20	Salt Lake City, UT	1.4%
21	Seattle-Tacoma-Bellevue, WA	1.2%
22	Greenville-Mauldin-Easley, SC	1.1%
23	Harrisburg-Carlisle, PA	1.1%
24	Beaumont-Port Arthur, TX	1.1%
25	Cincinnati-Middletown, OH-KY-IN	1.1%
26	San Antonio, TX	1.1%
27	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.1%
28	Columbus, IN	1.0%
29	Miami-Fort Lauderdale-Pompano Beach, FL	1.0%
	Areas which account for 1% of greater of total revenue	73.0%

(1) Calculated by annualizing third quarter 2007 GAAP rent recognized for consolidated properties owned as of 9/30/2007.
(2)  A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.

LEXINGTON REALTY TRUST
Tenant Industry Diversification
9/30/2007

Industry Category	% of Annualized GAAP Rent at 9/30/2007 (1)

Finance/Insurance	15.1%
Technology	9.9%
Energy	9.6%
Automotive	8.9%
Aerospace/Defense	8.7%
Food	7.1%
Transportation/Logistics	5.7%
Consumer Products/Other	4.9%
Healthcare	4.8%
Media/Advertising	4.6%
Telecommunications	4.3%
Service	2.7%
Retail Department & Discount	2.4%
Printing/Production	2.1%
Construction Materials	1.8%
Retail - Specialty	1.6%
Apparel	1.4%
Other	1.2%
Real Estate	1.2%
Security	0.9%
Retail - Electronics	0.8%
Health/Fitness	0.2%
Paper/Containers & Packaging	0.1%
100.0%

(1) Calculated by annualizing third quarter 2007 GAAP rent recognized for consolidated properties owned as of 9/30/2007.

LEXINGTON REALTY TRUST
Supplemental Reporting Package
Other Revenue Data

	Annualized GAAP Rent at 9/30/07 ($000) (1)	Percentage
Asset Class
Office	$284,796	61.0%
Industrial	$77,496	16.6%
Retail	$31,100	6.6%
Specialty	$73,764	15.8%
	$467,156	100.0%
Credit Rating
Investment Grade	$263,676	56.4%
Non-Investment Grade	$65,904	14.1%
Unrated	$137,576	29.5%
	$467,156	100.0%

(1) Calculated by annualizing third quarter 2007 GAAP rent recognized for consolidated properties owned as of 9/30/2007.

LEXINGTON REALTY TRUST
Supplemental Reporting Package
Top 10 Tenants or Guarantors

Tenant or Guarantor	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Total Portfolio	Annualized GAAP Rent at 9/30/07 ($000) (1)	% of Annualized GAAP Rent at 9/30/2007 (1)
Raytheon Company	6	2,286,009	4.4%	$27,772	5.9%
Baker Hughes, Inc.	4	1,061,471	2.0%	13,252	2.8%
St. Paul Fire and Marine Insurance Co.	1	530,000	1.0%	13,104	2.8%
Dana Corporation	8	2,201,359	4.2%	10,500	2.2%
Bank of America	11	735,253	1.4%	10,420	2.2%
Sanofi-Aventis U.S., Inc (Aventis, Inc.)	1	206,593	0.4%	8,840	1.9%
Federal Express Corporation	3	712,286	1.4%	8,148	1.7%
Wells Fargo	4	404,421	0.8%	7,268	1.6%
Harcourt Brace & Company	2	916,538	1.8%	7,164	1.5%
Morgan Lewis & Bockius LLC	1	290,565	0.6%	6,652	1.4%
	41	9,344,495	18.0%	$113,120	24.0%

(1) Calculated by annualizing third quarter 2007 GAAP rent recognized for consolidated properties owned as of 9/30/2007.

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 9/30/07

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Notes	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Annualized Cash Rent ($000) (2)	Annualized GAAP Rent ($000) (3)	Fixed Rent at Next Option ($000) (4)
OFFICE PROPERTIES
2007	8/31/2007	599 Ygnacio Valley Rd.	Walnut Creek	CA		Hercules	42,820	$ 1,364	$ 952	$ -
	12/28/2007	2010 Alderson Dr.	Dallas	TX	(9)	T-Mobile	-	$ 20	$ 20	$ -
	12/31/2007	160 Clairemont Ave.	Decatur	GA		Allied Holdings, Inc.	112,248	$ 1,724	$ 1,528	$ -
2008	3/25/2008	250 Rittenhouse Cir.	Bristol	PA		Jones Apparel Group USA, Inc. (Jones Apparel Group, Inc.)	255,019	$ 1,264	$ 1,384	$ -
	5/30/2008	13775 McLearen Rd.	Herndon	VA	(9)	Boeing North American Services, Inc. (The Boeing Company)	-	$ 32	$ 32	$ -
		13651 McLearen Rd.	Herndon	VA		Boeing North American Services, Inc. (The Boeing Company)	159,664	$ 2,868	$ 2,476	$ -
	6/30/2008	2210 Enterprise Dr.	Florence	SC		Washington Mutual Home Loans, Inc.	177,747	$ 1,748	$ 1,700	$ 1,750
	9/30/2008	17770 Cartwright Rd.	Irvine	CA		Associates First Capital Corporation	200,000	$ 5,752	$ 3,140	$ 2,400
	11/15/2008	2550 Interstate Dr.	Harrisburg	PA		AT&T Wireless Services, Inc.	81,859	$ 1,460	$ 1,448	$ -
	12/1/2008	1500 Hughes Way	Long Beach	CA		Raytheon Company	478,437	$ 16,988	$ 10,040	$ 9,291
2009	3/31/2009	6277 Sea Harbor Dr.	Orlando	FL		Harcourt Brace & Company	357,280	$ 4,644	$ 3,736	$ 3,735
	4/1/2009	5550 Tech Center Dr.	Colorado Springs	CO		Federal Express Corporation	71,000	$ 2,212	$ 748	$ -
	8/31/2009	1311 Broadfield Blvd.	Houston	TX		Newpark	52,731	$ 1,132	$ 1,136	$ -
	9/1/2009	295 Chipeta Way	Salt Lake City	UT		Northwest Pipeline Corp.	295,000	$ 6,320	$ 6,320	$ 3,463
		15375 Memorial Dr.	Houston	TX		Vastar Resources, Inc	327,325	$ 3,600	$ 4,252	$ -
	9/30/2009	100 Light St.	Baltimore	MD		St. Paul Fire and Marine Insurance Co.	530,000	$ 25,832	$ 13,104	$ 13,345
		600 Business Center Dr.	Lake Mary	FL		First USA Management Services, Inc.	125,155	$ 3,024	$ 2,652	$ 3,203
		550 Business Center Dr.	Lake Mary	FL		First USA Management Services, Inc.	125,920	$ 2,932	$ 2,476	$ 3,103
		2010 Alderson Dr.	Dallas	TX		Verizon Wireless	265	$ 20	$ 20	$ -
	10/1/2009	10300 Kincaid Dr.	Fishers	IN	(6)	Bank One Indiana, N.A.	193,000	$ 3,380	$ 2,776	$ 3,381
	11/1/2009	5724 W. Las Positas Blvd.	Pleasanton	CA		NK Leasehold	41,760	$ 828	$ 680	$ -
	12/31/2009	400 Butler Farm Rd.	Hampton	VA		Nextel Communications of the Mid-Atlantic, Inc.	100,632	$ 1,340	$ 1,304	$ -
		1701 Market St.	Philadelphia	PA	(6)	Sun Bank	5,315	$ 212	$ 212	$ -
2010	1/1/2010	6555 Sierra Dr.	Irving	TX		True North Communications Inc.	247,254	$ 4,460	$ 3,968	$ -
		4848 129th East Ave.	Tulsa	OK		Metris Companies, Inc.	101,100	$ 1,308	$ 1,308	$ -
	1/14/2010	421 Butler Farm Rd.	Hampton	VA		Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	56,515	$ 752	$ 720	$ -
	1/31/2010	389-399 Interpace Hwy. Morris Corp Ctr IV	Parsippany	NJ		Sanofi-Aventis U.S., Inc (Aventis, Inc.)	206,593	$ 9,016	$ 8,840	$ -
						Cadbury Schweppes	133,647	$ 212	$ 212	$ -
	2/1/2010	110, 120, 130 E. Shore Dr.	Glen Allen	VA		Capital One Services, Inc.	156,720	$ 2,272	$ 2,296	$ -
	2/28/2010	9950 Mayland Dr.	Richmond	VA		Circuit City Stores, Inc.	288,562	$ 2,860	$ 2,792	$ -
	7/31/2010	350 Pine St.	Beaumont	TX		Honeywell International, Inc.	7,045	$ 72	$ 72	$ -
	10/1/2010	6200 Northwest Pkwy.	San Antonio	TX		PacifiCare Health Systems, Inc.	142,500	$ 1,640	$ 1,620	$ 1,968
		12209 W. Markham St.	Little Rock	AR		Entergy Arkansas, Inc.	36,311	$ 236	$ 236	$ 237
	10/31/2010	700 US Hwy Route 202-206	Bridgewater	NJ		Biovail Pharmaceuticals, Inc.	115,558	$ 2,024	$ 2,848	$ -
		13430 N. Black Canyon Fwy.	Phoenix	AZ		Bull HN Information Systems, Inc.	64,699	$ 748	$ 696	$ -
	12/31/2010	100 Barnes Rd.	Wallingford	CT		Minnesota Mining and Manufacturing Company	44,400	$ 604	$ 604	$ 475

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Notes	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Annualized Cash Rent ($000) (2)	Annualized GAAP Rent ($000) (3)	Fixed Rent at Next Option ($000) (4)
2011	1/30/2011	207 Mockingbird Ln.	Johnson City	TN		Sun Trust Bank	63,800	$ 676	$ 756	$ 675
	2/28/2011	4200 RCA Blvd.	Palm Beach Gardens	FL		The Wackenhut Corp.	96,118	$ 1,812	$ 1,812	$ 2,403
	3/1/2011	1311 Broadfield Blvd.	Houston	TX		Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	103,260	$ 2,284	$ 2,276	$ -
	4/1/2011	2000 Eastman Dr.	Milford	OH	(6)	Siemens Product Lifecycle Management Software Inc.	221,215	$ 2,920	$ 2,444	$ 3,102
	9/30/2011	200 Lucent Ln.	Cary	NC		Lucent Technologies, Inc.	124,944	$ 2,088	$ 2,056	$ -
	12/1/2011	2050 Roanoke Rd.	Westlake	TX		Chrysler Financial Company LLC	130,290	$ 3,660	$ 3,456	$ -
	12/31/2011	200 Milik St.	Carteret	NJ		Pathmark Stores, Inc.	149,100	$ 1,760	$ 1,488	$ 1,075
		15 Nijborg, 3927 DA	Renswoude	Netherlands		AS Watson (Health & Beauty Continental Europe)	17,610	$ 324	$ 324	$ -
2012	1/1/2012	1275 NW 128th St.	Clive	IA		Principal Life Insurance Company	61,180	$ 800	$ 800	$ 935
		26210 and 26220 Enterprise Court	Lake Forest	CA		Apria Healthcare Group, Inc.	100,012	$ 1,808	$ 1,792	$ -
	1/31/2012	701 Brookfield Pkwy.	Greenville	SC		Verizon Wireless	192,884	$ 2,056	$ 2,068	$ 2,313
		4000 Johns Creek Pkwy.	Suwanee	GA		Kraft Foods N.A., Inc.	73,264	$ 1,360	$ 1,384	$ -
	3/1/2012	3940 South Teller St.	Lakewood	CO		Travelers Express, Inc.	68,165	$ 1,168	$ 864	$ 1,295
	3/31/2012	147 Milk St.	Boston	MA		Harvard Vanguard Medical Assoc.	52,337	$ 1,252	$ 1,244	$ -
		2300 Litton Ln.	Hebron	KY		Zwicker	12,356	$ 76	$ 80	$ -
		1701 Market St.	Philadelphia	PA	(6)	Car-Tel	1,220	$ 44	$ 48	$ -
	6/1/2012	275 South Valencia Ave.	Brea	CA		Bank of America NT & SA	637,503	$ 8,712	$ 8,796	$ -
	8/1/2012	5757 Decatur Blvd.	Indianapolis	IN		Allstate Insurance Co.	84,200	$ 1,288	$ 1,548	$ -
						Damar	5,756	$ 40	$ 40	$ -
		2300 Litton Ln.	Hebron	KY		AGC Automotive Americas Co. (AFG Industries, Inc.)	21,542	$ 204	$ 204	$ -
	10/1/2012	27016 Media Center Dr.	Los Angeles	CA		Playboy Enterprises, Inc.	63,049	$ 1,340	$ 1,256	$ -
						Sony	20,203	$ 272	$ 272	$ -
	11/1/2012	2211 South 47th St.	Phoenix	AZ		Avnet, Inc.	176,402	$ 2,204	$ 2,260	$ -
	12/1/2012	3535 Calder Ave.	Beaumont	TX		Wells Fargo & Co.	49,689	$ 1,444	$ 584	$ -
	12/31/2012	200 Executive Blvd. S	Southington	CT		Hartford Fire Insurance Co.	153,364	$ 1,680	$ 1,624	$ -

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Notes	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Annualized Cash Rent ($000) (2)	Annualized GAAP Rent ($000) (3)	Fixed Rent at Next Option ($000) (4)
2013	1/1/2013	810 & 820 Gears Rd.	Houston	TX		IKON Office Solutions, Inc.	157,790	$ 2,228	$ 2,252	$ -
	1/31/2013	12600 Gateway Blvd.	Fort Meyers	FL		Gartner, Inc.	62,400	$ 1,064	$ 1,092	$ -
		3476 Stateview Blvd.	Fort Mill	SC		Wells Fargo Home Mortgage, Inc.	169,083	$ 2,952	$ 3,020	$ -
		2300 Litton Ln.	Hebron	KY		FTJ Fundschoice	9,164	$ 40	$ 48	$ -
	3/1/2013	8900 Freeport Pkwy.	Irving	TX		Nissan Motor Acceptance Corporation/ (Nissan North America, Inc.)	268,445	$ 4,636	$ 4,888	$ -
		3165 McKelvey Rd.	Bridgeton	MO		BJC Health System	52,994	$ 372	$ 528	$ -
	4/30/2013	Sandlake Rd./Kirkman Rd.	Orlando	FL		Lockheed Martin Corporation	184,000	$ 960	$ 1,868	$ 960
	5/31/2013	6303 Barfield Rd.	Atlanta	GA		International Business Machines	289,000	$ 6,440	$ 5,988	$ -
	7/1/2013	800 Ridgelake Blvd.	Memphis	TN		The Kroger Co.	75,000	$ 1,244	$ 648	$ 421
	7/31/2013	180 Rittenhouse Cir.	Bristol	PA		Jones Apparel Group USA, Inc. (Jones Apparel Group, Inc.)	96,000	$ 992	$ 972	$ -
	8/31/2013	288 North Broad St.	Elizabeth	NJ		Bank of America	30,000	$ 772	$ 480	$ 367
		656 Plainsboro Rd.	Plainsboro	NJ		Bank of America	4,060	$ 156	$ 104	$ 70
	9/30/2013	9200 S. Park Center Loop	Orlando	FL		Corinthian Colleges, Inc.	59,927	$ 1,172	$ 1,160	$ -
		270 Billerica Rd.	Chelmsford	MA		Cadence Design Systems	100,000	$ 1,016	$ 1,064	$ -
	10/1/2013	4455 American Way	Baton Rouge	LA		Bell South Mobility, Inc.	70,100	$ 1,056	$ 1,112	$ 1,207
	11/1/2013	1110 Bayfield Dr.	Colorado Springs	CO		Honeywell International, Inc.	166,575	$ 1,636	$ 1,900	$ 1,713
	12/1/2013	2230 East Imperial Hwy. 1	El Segundo	CA		Raytheon Company/Direct TV	184,636	$ 7,972	$ 7,924	$ -
	12/19/2013	10 John St.	Clinton	CT		Ragu, Inc. (Unilever United States, Inc.)	41,188	$ 808	$ 364	$ 227
2014	1/1/2014	6226 W. Sahara Ave.	Las Vegas	NV		Nevada Power Company	282,000	$ 7,736	$ 4,008	$ 2,754
	1/31/2014	1701 Market St.	Philadelphia	PA	(6)	Morgan Lewis & Bockius LLC	290,565	$ 4,460	$ 4,464	$ 5,149
	3/15/2014	101 E. Erie Building	Chicago	IL		DraftFCB (Interpublic Group of Companies, Inc.)	203,376	$ 3,880	$ 4,748	$ -
	5/31/2014	3480 Stateview Blvd.	Fort Mill	SC		Wells Fargo Bank N.A.	169,218	$ 3,324	$ 3,448	$ -
	7/1/2014	33 Commercial St.	Foxboro	MA		Invensys Systems, Inc. (Siebe, Inc.)	164,689	$ 3,372	$ 3,372	$ 3,024
	7/14/2014	16676 Northchase Dr.	Houston	TX		Anadarko Petroleum Corporation	101,111	$ 1,584	$ 1,628	$ -
	7/31/2014	350 Pine St.	Beaumont	TX		Entergy Gulf States	125,406	$ 4,468	$ 3,588	$ -
	9/30/2014	333 Mt. Hope Ave.	Rockway	NJ		BASF Corporation	95,500	$ 2,244	$ 2,124	$ -
	10/31/2014	2800 Waterford Lake Dr.	Richmond	VA		Alstom Power, Inc	99,057	$ 1,876	$ 2,016	$ -
		1409 Centerpoint Blvd.	Knoxville	TN		Alstom Power, Inc.	84,404	$ 1,520	$ 1,620	$ -
	12/1/2014	5150 220th Ave.	Issaquah	WA		Spacelabs Medical, Inc (OSI Systems, Inc.)	106,944	$ 1,780	$ 1,888	$ -
		22011 SE 51st St.	Issaquah	WA		Spacelabs Medical, Inc (OSI Systems, Inc.)	95,600	$ 1,988	$ 2,148	$ -
	12/31/2014	275 Technology Dr.	Canonsburg	PA		ANSYS, Inc.	107,872	$ 1,240	$ 1,376	$ -
		180 South Clinton St.	Rochester	NY		Frontier Corporation	226,000	$ 2,900	$ 2,948	$ -

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Notes	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Annualized Cash Rent ($000) (2)	Annualized GAAP Rent ($000) (3)	Fixed Rent at Next Option ($000) (4)
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI		Federal-Mogul Corporation	187,163	$ 1,160	$ 1,420	$ -
	4/30/2015	13775 McLearen Rd.	Herndon	VA		Equant N.V.	125,293	$ 1,896	$ 2,064	$ -
	7/1/2015	4001 International Pkwy.	Carrollton	TX		Motel 6 Operating L.P. (Accor S.A.)	138,443	$ 2,992	$ 3,268	$ 3,612
		555 Dividend Dr.	Coppell	TX		Brinks, Inc.	101,844	$ 1,556	$ 2,448	$ 2,633
	8/31/2015	1701 Market St.	Philadelphia	PA	(6)	Parkway Corporation	-	$ 2,188	$ 2,188	$ -
	9/27/2015	2529 W. Thorne Dr.	Houston	TX	(5)	Baker Hughes, Inc.	65,500	$ 960	$ 848	$ 746
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH		InVentiv Communications, Inc.	97,000	$ 1,016	$ 1,900	$ -
		250 Turnpike Rd.	Southborough	MA		Kaz USA, Inc.	57,698	$ 488	$ 508	$ -
	11/1/2015	700 Oakmont Ln.	Westmont	IL		North American Van Lines, Inc. (SIRVA, Inc.)	269,715	$ 2,504	$ 2,572	$ -
2016	3/31/2016	13430 N. Black Canyon Fwy.	Phoenix	AZ	(8)	Money Management	28,710	$ -	$ -	$ -
	4/1/2016	11511 Luna Rd.	Farmers Branch	TX		Haggar Clothing Company	180,507	$ 2,116	$ 3,188	$ 2,531
	6/1/2016	1600 Viceroy Dr.	Dallas	TX		TFC Services (Freeman Decorating Co.)	110,080	$ 992	$ 1,492	$ -
	7/31/2016	13430 N. Black Canyon Fwy.	Phoenix	AZ		ABS	17,767	$ 300	$ 308	$ -
	10/31/2016	104 & 110 South Front St.	Memphis	TN		Hnedak Bobo Group, Inc.	37,229	$ 484	$ 500	$ -
	11/30/2016	4000 Johns Creek Pkwy.	Suwanee	GA		Perkin	13,955	$ 216	$ 232	$ -
	12/31/2016	37101 Corporate Dr.	Farmington Hills	MI	(6)	TEMIC Automotive of North America, Inc.	119,829	$ 3,072	$ 2,440	$ 3,187
		3601 Converse Dr.	Wilmington	NC		Verizon Wireless	160,500	$ 1,532	$ 1,644	$ -
2017	1/31/2017	2010 Alderson Dr.	Dallas	TX		Wells Fargo	16,431	$ 224	$ 216	$ -
	2/28/2017	4200 RCA Blvd.	Palm Beach Gardens	FL		Office Suites Plus	18,400	$ -	$ 416	$ -
	9/1/2017	9201 East Dry Creek Rd.	Centennial	CO		The Shaw Group, Inc.	128,500	$ 2,112	$ 2,372	$ -
2018	6/14/2018	17 Nijborg, 3927 DA	Renswoude	Netherlands		AS Watson (Health & Beauty Continental Europe)	114,195	$ 2,900	$ 2,340	$ -
	6/30/2018	2300 Litton Ln.	Hebron	KY	(8)	GAI	3,145	$ -	$ -	$ -
	9/30/2018	1701 Market St.	Philadelphia	PA	(6)	Brinker	8,070	$ 136	$ 144	$ -
	11/1/2018	4201 Marsh Ln.	Carrollton	TX		Carlson Restaurants Worldwide, Inc.	130,000	$ 1,868	$ 1,976	$ -
	12/1/2018	5200 Metcalf Ave.	Overland Park	KS		Employers Reinsurance Corporation	320,198	$ 4,200	$ 4,232	$ -
	12/31/2018	2200/2230 & 2222 E. Imperial Hwy. 2	El Segundo	CA		Raytheon Company	959,000	$ 4,023	$ 2,912	$ 1,616
		2200 & 2222 East Imperial Hwy. 3	El Segundo	CA		Raytheon Company	184,636	$ 5,891	$ 3,484	$ 1,616
2019	1/31/2019	1600 Viceroy Dr.	Dallas	TX		VNA	48,027	$ 476	$ 632	$ -
	4/1/2019	9201 Stateline Rd.	Kansas City	MO		Employers Reinsurance Corporation	166,641	$ 2,004	$ 2,004	$ -
	6/19/2019	3965 Airways Blvd.	Memphis	TN		Federal Express Corporation	521,286	$ 7,212	$ 6,996	$ -
	7/1/2019	500 Jackson St.	Columbus	IN		Cummins Engine Company Inc.	372,267	$ 4,272	$ 4,540	$ 4,925
	10/1/2019	10475 Crosspoint Blvd.	Indianapolis	IN		John Wiley & Sons, Inc.	141,047	$ 2,396	$ 2,268	$ -
	12/1/2019	850-950 Warrenville Rd.	Lisle	IL		National Louis University	99,329	$ 1,232	$ 1,676	$ -
2020	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL		Océ Printing Systems USA, Inc.	143,290	$ 2,164	$ 2,244	$ -
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC		Hagemeyer North America, Inc.	50,076	$ 764	$ 840	$ -

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Notes	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Annualized Cash Rent ($000) (2)	Annualized GAAP Rent ($000) (3)	Fixed Rent at Next Option ($000) (4)
2021	2/28/2021	5550 Britton Pkwy.	Hilliard	OH		BMW Financial Services NA, LLC	220,966	$ 2,484	$ 2,536	$ -
	6/30/2021	1415 Wyckoff Rd.	Wall Township	NJ		New Jersey Natural Gas Co.	157,511	$ 2,924	$ 2,924	$ 4,224
NA	Multi-Tenant	255 California St.	San Francisco	CA		(Available for Lease)	49,799	$ -	$ -	$ -
	or					Multi-Tenant	120,047	$ 3,904	$ 4,360	$ -
	Vacant	849 Front St.	Evanston	WY		(Available for Lease)	8,479	$ -	$ -	$ -
						Multi-Tenant	13,815	$ 76	$ 116	$ -
		350 Pine St.	Beaumont	TX		(Available for Lease)	208,159	$ -	$ -	$ -
						Multi-Tenant	86,494	$ 912	$ 912	$ -
		110, 120, 130 E. Shore Dr.	Glen Allen	VA		(Available for Lease)	8,485	$ -	$ -	$ -
						Multi-Tenant	59,023	$ 676	$ 836	$ -
		101 E. Erie Building	Chicago	IL		Multi-Tenant	24,193	$ 168	$ 172	$ -
		13430 N. Black Canyon Fwy.	Phoenix	AZ		(Available for Lease)	27,764	$ -	$ -	$ -
		27404 Drake Rd.	Farmington Hills	MI		(Available for Lease)	110,329	$ -	$ -	$ -
		1600 Viceroy Dr.	Dallas	TX		(Available for Lease)	91,345	$ -	$ -	$ -
		599 Ygnacio Valley Rd.	Walnut Creek	CA		Multi-Tenant	11,708	$ 96	$ 96	$ -
		1900 L. Don Dodson Dr.	Bedford	TX		(Available for Lease)	146,200	$ -	$ -	$ -
					(8)	Multi-Tenant	56,293	$ -	$ -	$ -
		King St.	Honolulu	HI		Multi-Tenant	211,831	$ 2,908	$ 2,844	$ -
		2010 Alderson Dr.	Dallas	TX		(Available for Lease)	66,016	$ -	$ -	$ -
						Multi-Tenant	91,143	$ 1,080	$ 1,076	$ -
		2300 Litton Ln.	Hebron	KY		(Available for Lease)	34,234	$ -	$ -	$ -
OFFICE TOTAL/WEIGHTED AVERAGE						95.7% Leased	19,125,253	$ 314,634	$ 284,796

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Notes	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Annualized Cash Rent ($000) (2)	Annualized GAAP Rent ($000) (3)	Fixed Rent at Next Option ($000) (4)
INDUSTRIAL PROPERTIES
2007	10/31/2007	6 Doughten Rd.	New Kingstown	PA		Arnold Logistics, LLC	38,940	$ 584	$ 584	$ -
	12/31/2007	6050 Dana Way	Antioch	TN		Comprehensive Logistics	80,000	$ 1,164	$ 1,164	$ -
		450 Stern St.	Oberlin	OH		Johnson Controls, Inc.	111,160	$ 748	$ 748	$ -
2008	1/1/2008	3333 Coyote Hill Rd.	Palo Alto	CA		Xerox Corporation	123,000	$ 3,980	$ 3,360	$ 3,499
	2/28/2008	34 East Main St.	New Kingstown	PA		Quaker Sales & Distribution, Inc.	179,200	$ 628	$ 584	$ -
	8/1/2008	300 Bennett Ln.	Lewisville	TX		Xerox Corporation	256,000	$ 1,508	$ 1,832	$ 1,071
	10/31/2008	US Hwy. 17	North Myrtle Beach	SC		Food Lion, Inc.	36,828	$ 144	$ 244	$ 143
	12/1/2008	1901 Ragu Dr.	Owensboro	KY		Ragu Foods, Inc. (Unilever United States, Inc.)	368,000	$ 5,252	$ 2,892	$ 1,802
		1665 Hughes Way	Long Beach	CA		Raytheon Company	200,541	$ 2,984	$ 1,680	$ 1,677
	12/31/2008	1109 Commerce Blvd.	Logan Township	NJ		Linens-n-Things, Inc.	262,644	$ 1,260	$ 1,252	$ -
2009	5/31/2009	200 Arrowhead Dr.	Hebron	OH		Owens Corning Insulating Systems LLC	401,260	$ 1,028	$ 984	$ -
	12/31/2009	75 North St.	Saugerties	NY		Rotron Inc. (EG&G)	52,000	$ 124	$ 232	$ 122
2010	4/30/2010	2203 Sherrill Dr.	Statesville	NC		LA-Z-Boy Greensboro, Inc. (LA-Z-Boy Incorporated)	639,600	$ 1,648	$ 1,904	$ 1,810
	8/17/2010	904 Industrial Rd.	Marshall	MI		Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	195,640	$ 612	$ 600	$ -
	12/31/2010	North Wells Rd.	North Berwick	ME		United Technologies Corp.	820,868	$ 2,344	$ 2,348	$ 1,811
2011	3/31/2011	2455 Premier Dr.	Orlando	FL		Walgreen Co.	205,016	$ 508	$ 784	$ 508
		291 Park Center Dr.	Winchester	VA		Kraft Foods North America, Inc.	344,700	$ 1,608	$ 1,580	$ -
	9/25/2011	3820 Micro Dr.	Millington	TN	(6)	Ingram Micro, L.P (Ingram Micro, Inc)	701,819	$ 2,440	$ 2,372	$ 2,341
2012	3/19/2012	6345 Brackbill Blvd.	Mechanicsburg	PA		Exel Logistics, Inc. (NFC plc)	507,000	$ 2,344	$ 1,852	$ -
	3/31/2012	6500 Adelaide Court	Groveport	OH	(5)	Anda Pharmaceuticals, Inc. (Andrx Corporation)	354,676	$ 1,296	$ 1,200	$ 1,383
	6/1/2012	7670 Hacks Cross Rd.	Olive Branch	MS		Mahle Clevite, Inc. (Mahle Industries, Incorporated)	268,100	$ 956	$ 916	$ -
	7/1/2012	2280 Northeast Dr.	Waterloo	IA		Ryder Integrated Logistics, Inc. (Ryder Systems, Inc.)	276,480	$ 1,076	$ 1,004	$ 1,251
	8/1/2012	187 Spicer Dr.	Gordonsville	TN		Dana Corporation	148,000	$ 356	$ 356	$ -
	8/4/2012	101 Michelin Dr.	Laurens	SC	(6)	TNT Logistics North America, Inc. (TPG N.V.)	1,164,000	$ 3,104	$ 3,300	$ 2,619
		7111 Crabb Rd.	Temperance	MI	(6)	CEVA Logistics US, Inc. (TNT Holdings)	744,570	$ 2,076	$ 2,216	$ 1,756
	10/31/2012	43955 Plymouth Oaks Blvd.	Plymouth	MI		Tower Automotive Operations USA I, LLC (Tower Automotive Holdings I, LLC)	290,133	$ 1,884	$ 1,832	$ 2,083
	12/31/2012	245 Salem Church Rd.	Mechanicsburg	PA		Exel Logistics, Inc. (NFC plc)	252,000	$ 868	$ 864	$ -
2013	10/1/2013	7150 Exchequer Dr.	Baton Rouge	LA		Corporate Express Office Products, Inc. (Buhrmann, N.V.)	79,086	$ 436	$ 440	$ -
2014	1/1/2014	Moody Commuter & Tech Park	Moody	AL	(5)	TNT Logistics North America, Inc. (TPG N.V.)	595,346	$ 1,052	$ 1,052	$ 1,054
	1/31/2014	1133 Poplar Creek Rd.	Henderson	NC		Corporate Express Office Products, Inc. (Buhrmann, N.V.)	196,946	$ 788	$ 808	$ -
	4/30/2014	12025 Tech Center Dr.	Livonia	MI	(6)	Kelsey-Hayes Company (TRW Automotive Inc.)	100,000	$ 1,100	$ 1,140	$ 1,230
	12/1/2014	3686 South Central Ave.	Rockford	IL		Jacobson Warehouse Company, Inc. (Jacobson Transportation Company, Inc.)	90,000	$ 332	$ 316	$ 446
2015	5/31/2015	300 McCormick Rd.	Columbus	OH		SBC Services, Inc.	20,000	$ 132	$ 156	$ 154
	7/31/2015	7005 Cochran Rd.	Glenwillow	OH	(6)	Royal Appliance Mfg. Co.	458,000	$ 1,876	$ 2,152	$ 2,040
	12/1/2015	749 Southrock Dr.	Rockford	IL		Jacobson Warehouse Company, Inc. (Jacobson Transportation Company, Inc.)	150,000	$ 452	$ 488	$ 525

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Notes	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Annualized Cash Rent ($000) (2)	Annualized GAAP Rent ($000) (3)	Fixed Rent at Next Option ($000) (4)
2016	3/1/2016	19500 Bulverde Rd.	San Antonio	TX		Harcourt Brace & Company (Pearson PLC)	559,258	$ 3,332	$ 3,428	$ -
	8/1/2016	10590 Hamilton Ave.	Cincinnati	OH		The Hillman Group, Inc.	247,000	$ 792	$ 792	$ -
	9/1/2016	900 Industrial Blvd.	Crossville	TN	(6)	Dana Corporation	222,200	$ 684	$ 684	$ 802
2017	2/1/2017	3456 Meyers Ave.	Memphis	TN		Sears, Roebuck & Company	780,000	$ 1,592	$ 1,696	$ 1,592
	5/31/2017	50 Tyger River Dr.	Duncan	SC		Plastic Omnium Exterior LLC	218,122	$ 900	$ 900	$ -
	6/1/2017	7500 Chavenelle Rd.	Dubuque	IA		The McGraw-Hill Companies, Inc.	330,988	$ 1,088	$ 1,164	$ -
	9/30/2017	250 Swathmore Ave.	High Point	NC		Steelcase, Inc.	244,851	$ 1,044	$ 1,088	$ 1,165
	10/31/2017	1420 Greenwood Rd.	McDonough	GA		Atlas Cold Storage America LLC	296,972	$ 2,444	$ 2,596	$ -
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	(6)	ODW Logistics, Inc.	772,450	$ 1,348	$ 1,344	$ 1,347
2019	10/1/2019	10345 Philipp Parkway	Streetsboro	OH		L’Oreal USA, Inc.	649,250	$ 2,292	$ 2,612	$ 3,149
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX		James Hardie Building Products, Inc. (James Hardie NV)	425,816	$ 3,400	$ 3,400	$ -
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL		Time Customer Service, Inc. (Time, Inc.)	229,605	$ 1,084	$ 1,264	$ -
	9/1/2020	3350 Miac Cove Rd.	Memphis	TN		Mimeo.com, Inc.	107,405	$ 324	$ 372	$ -
2021	3/1/2021	121 Technology Dr.	Durham	NH		Heidelberg Web Systems, Inc.	500,500	$ 3,296	$ 2,000	$ -
	3/31/2021	6050 Dana Way	Antioch	TN		W.M Wright Company	338,700	$ 1,016	$ 1,016	$ -
	5/31/2021	477 Distribution Pkwy.	Collierville	TN		Federal Express Corporation	120,000	$ 480	$ 404	$ -
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC		Quickie Manufacturing Corp.	308,000	$ 1,220	$ 1,356	$ -
	12/31/2021	159 Farley Dr.	Dillon	SC		Harbor Freight Tools USA, Inc. (Central Purchasing, Inc.)	1,010,859	$ 2,956	$ 3,072	$ -
2026	7/1/2026	5001 Greenwood Rd.	Shreveport	LA		Libbey Glass, Inc.	646,000	$ 1,940	$ 2,164	$ -
NA	Multi-Tenant	46600 Port St.	Plymouth	MI	(7)	(Available for Lease)	134,160	$ 688	$ 688	$ -
	or	6050 Dana Way	Antioch	TN		(Available for Lease)	258,700	$ -	$ -	$ -
	Vacant	6 Doughten Rd.	New Kingstown	PA		(Available for Lease)	291,060	$ -	$ -	$ -
		3350 Miac Cove Rd.	Memphis	TN		(Available for Lease)	33,954	$ -	$ -	$ -
		191 Arrowhead Dr.	Hebron	OH	(7)	(Available for Lease)	250,450	$ 220	$ 220	$ -
		4425 Purks Rd.	Auburn Hills	MI		(Available for Lease)	183,717	$ -	$ -	$ -
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						94.2% Leased	19,871,570	$ 80,832	$ 77,496

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Notes	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Annualized Cash Rent ($000) (2)	Annualized GAAP Rent ($000) (3)	Fixed Rent at Next Option ($000) (4)
RETAIL PROPERTIES
2007	11/1/2007	101 West Buckingham Rd.	Garland	TX		Safeway Stores, Inc.	40,000	$ 680	$ 460	$ 326
		1415 Hwy. 377 East	Granbury	TX		Safeway Stores, Inc.	35,000	$ 424	$ 316	$ 203
		120 South Waco St.	Hillsboro	TX		Safeway Stores, Inc.	35,000	$ 336	$ 60	$ 161
2008	2/1/2008	3211 W. Beverly St.	Staunton	VA		Food Lion, Inc.	23,000	$ 164	$ 164	$ 166
		291 Talbet Blvd.	Lexington	NC		Food Lion, Inc.	23,000	$ 140	$ 116	$ 138
		Gum Branch Rd.	Jacksonville	NC		Food Lion, Inc.	23,000	$ 84	$ 112	$ 84
		US 221 & Hospital Rd.	Jefferson	NC		Food Lion, Inc.	23,000	$ 72	$ 92	$ 73
		S. Carlina 52/52 Bypass	Moncks Corner	SC		Food Lion, Inc.	23,000	$ 60	$ 124	$ 62
	7/1/2008	1600 East 23rd St.	Chattanooga	TN		The Kroger Co.	42,130	$ 708	$ 348	$ 240
		1053 Mineral Springs Rd.	Paris	TN		The Kroger Co.	31,170	$ 468	$ (76)	$ 159
	10/1/2008	130 Midland Ave.	Portchester	NY		Pathmark Stores, Inc.	59,000	$ 1,116	$ 1,196	$ 458
		Julian Ave./Clominger St.	Thomasville	NC		Food Lion, Inc.	21,000	$ 108	$ 108	$ 106
	12/1/2008	500 East Harbor Blvd.	Ventura	CA		City of San Buenaventura	39,600	$ 788	$ 980	$ 896
		4733 Hills & Dales Rd.	Canton	OH		Bally Total Fitness of the Midwest, Inc. (Bally Total Fitness Holding Corporation)	37,214	$ 760	$ 684	$ 456
		7200 Cradle Rock Way	Columbia	MD		GFS Realty, Inc.	57,209	$ 300	$ 412	$ 146
2009	1/1/2009	35400 Cowan Rd.	Westland	MI		Sam’s Real Estate Business Trust	101,402	$ 752	$ 752	$ -
	2/1/2009	N.E.C. 45th St./Lee Blvd.	Lawton	OK		Safeway Stores, Inc.	30,757	$ 332	$ 204	$ 185
	3/1/2009	228th Ave., N.E.	Redmond	WA		Safeway Stores, Inc.	44,718	$ 504	$ 508	$ 279
		2500 E. Carrier Pkwy.	Grand Prairie	TX		Safeway Stores, Inc.	49,349	$ 496	$ 372	$ 274
		Meridan & 65th	Milton	WA		Safeway Stores, Inc.	44,718	$ 476	$ 416	$ 264
		224th St. & Meridan	Graham	WA		Safeway Stores, Inc.	44,718	$ 412	$ 384	$ 229
		4512 N Market	Spokane	WA		Safeway Stores, Inc	38,905	$ 376	$ 264	$ 208
		Grant Rd. & Craycroft	Tucson	AZ		Safeway Stores, Inc.	37,268	$ 364	$ 304	$ 202
		1642 Williams Ave.	Grants Pass	OR		Safeway Stores, Inc.	33,770	$ 292	$ 216	$ 162
		Bisbee Naco Hwy. & Hwy. 92	Bisbee	AZ		Safeway Stores, Inc.	30,181	$ 272	$ 204	$ 152
	3/31/2009	849 Front St.	Evanston	WY		Bank of the West	7,206	$ 40	$ 56	$ -
	9/1/2009	Fort St. Mall, King St.	Honolulu	HI		Macy's, Inc.	85,610	$ 988	$ 972	$ 990

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Notes	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Annualized Cash Rent ($000) (2)	Annualized GAAP Rent ($000) (3)	Fixed Rent at Next Option ($000) (4)
	12/1/2009	1066 Main St.	Forest Park	GA		Bank of America	14,859	$ 248	$ 188	$ 199
		201 West Main St.	Cumming	GA		Bank of America	14,208	$ 244	$ 288	$ 198
		205 Homer Rd.	Minden	LA		Safeway Stores, Inc.	35,000	$ 404	$ 284	$ 193
		3468 Georgia Hwy. 120	Duluth	GA		Bank of America	9,300	$ 164	$ 152	$ 133
		2223 North Druid Hills Rd.	Atlanta	GA		Bank of America	6,260	$ 140	$ 96	$ 112
		1698 Mountain Indus. Blvd.	Stone Mountain	GA		Bank of America	5,704	$ 116	$ 88	$ 95
		4545 Chamblee – Dunwoody Rd.	Chamblee	GA		Bank of America	4,565	$ 108	$ 76	$ 88
		956 Ponce de Leon Ave.	Atlanta	GA		Bank of America	3,900	$ 96	$ 88	$ 78
		825 Southway Dr.	Jonesboro	GA		Bank of America	4,894	$ 96	$ 64	$ 77
2010	5/1/2010	24th St. West & St. John’s Ave.	Billings	MT		Safeway Stores, Inc.	40,800	$ 188	$ 332	$ 186
	7/31/2010	10340 U.S. 19	Port Richey	FL	(8)	Kingswere Furniture (Ashley Furniture Industries, Inc.)	53,820	$ -	$ -	$ 400
	11/1/2010	4160 Monument Rd.	Philadelphia	PA		Pathmark Stores, Inc.	50,000	$ 404	$ 728	$ 404
2011	5/1/2011	150 N.E. 20th St.	Newport	OR		Fred Meyer, Inc.	118,179	$ 828	$ 828	$ 828
		12535 S.E. 82nd Ave.	Clackamas	OR		Toys “R” Us, Inc.	42,842	$ 304	$ 324	$ 300
		18601 Alderwood Mall Blvd.	Lynnwood	WA		Toys “R” Us, Inc.	43,105	$ 280	$ 300	$ 279
		10 South Ave.	Garwood	NJ		Pathmark Stores, Inc.	52,000	$ 320	$ 1,060	$ 277
		6910 S. Memorial Hwy.	Tulsa	OK		Toys “R” Us, Inc.	43,123	$ 256	$ 272	$ 256
		4811 Wesley St.	Greenville	TX		Safeway Stores, Inc.	48,427	$ 172	$ 240	$ 171
	9/1/2011	928 First Ave.	Rock Falls	IL		Rock Falls Country Market, LLC (Rock Island Country Market, LLC)	27,650	$ 64	$ 96	$ 140
	12/1/2011	13133 Steubner Ave.	Houston	TX		The Kroger Co.	52,200	$ 280	$ 404	$ 281
		2440 Bardstown Rd.	Louisville	KY		The Kroger Co.	40,019	$ -	$ -	$ 245
		2410 Bardstown Rd.	Louisville	KY		CVS (The Kroger Co.)	9,600	$ -	$ -	$ 42
	12/31/2011	2000 East Main St.	Columbus	OH		The Kroger Co.	34,019	$ -	$ -	$ 294
2012	3/1/2012	3451 Alta Mesa Blvd.	Fort Worth	TX		Safeway Stores, Inc.	44,000	$ 304	$ 360	$ 304
	4/1/2012	4121 South Port Ave.	Corpus Christi	TX		Furrs Cafeterias Operators LP	10,000	$ 164	$ 136	$ -
		901 West Expressway	McAllen	TX		Furrs Cafeterias Operators LP	10,000	$ 164	$ 164	$ -
		900 South Canal St.	Carlsbad	NM		Furrs Cafeterias Operators LP	10,000	$ 164	$ 104	$ -
		119 North Balboa Rd.	El Paso	TX		Furrs Cafeterias Operators LP	10,000	$ 164	$ 136	$ -
		10415 Grande Ave.	Sun City	AZ		Furrs Cafeterias Operators LP	10,000	$ 164	$ 264	$ -
		402 East Crestwood Dr.	Victoria	TX		Furrs Cafeterias Operators LP	10,000	$ 164	$ 116	$ -
	5/1/2012	Old Mammoth Rd./Meridian Blvd.	Mammoth Lakes	CA		Safeway Stores, Inc.	44,425	$ 412	$ 576	$ 410
		12000 East Mississippi Ave.	Aurora	CO		Safeway Stores, Inc.	24,000	$ 256	$ 276	$ 257
	8/1/2012	1400 Stoneridge Mall	Pleasanton	CA		Macy's, Inc.	175,000	$ 1,176	$ 1,584	$ -

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Notes	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Annualized Cash Rent ($000) (2)	Annualized GAAP Rent ($000) (3)	Fixed Rent at Next Option ($000) (4)
2013	7/1/2013	302 Croxcreek Pkwy.	Florence	AL		The Kroger Co.	42,130	$ 660	$ 312	$ 112
	10/1/2013	Brown Mill Rd./US 601	Concord	NC		Food Lion, Inc.	32,259	$ 196	$ 164	$ 197
		5104 North Franklin Rd.	Lawrence	IN		Marsh Supermarkets, Inc.	28,721	$ 192	$ 192	$ 193
		502 East Carmel Dr.	Carmel	IN		Marsh Supermarkets, Inc.	38,567	$ 156	$ 284	$ 159
		1084 East Second St.	Franklin	OH		Marsh Supermarkets, Inc.	29,119	$ 112	$ 156	$ 111
		Little Rock Rd./Tuckaseegee Rd.	Charlotte	NC		Food Lion, Inc.	33,640	$ 96	$ 152	$ 98
2014	2/1/2014	9580 Livingston Rd.	Oxon Hill	MD		GFS Realty, Inc. (Giant Food, Inc.)	107,337	$ 204	$ 272	$ 164
	4/16/2014	24100 Laguna Hills Mall	Laguna Hills	CA		Macy's, Inc.	160,000	$ 292	$ 348	$ -
	12/24/2014	1700 State Route 160	Port Orchard	WA	(8)	Moran Foods (Save A Lot)	16,037	$ -	$ -	$ 97
2015	1/1/2015	3711 Gateway Dr.	Eau Claire	WI		Kohl’s Dept. Stores, Inc.	76,164	$ 468	$ 464	$ 487
2016	12/1/2016	270 Fashion Valley Rd.	San Diego	CA		Nordstrom, Inc.	225,919	$ 1,600	$ 2,808	$ -
2017	1/1/2017	1610 South Westmoreland Ave.	Dallas	TX		Malone’s Food Stores	68,024	$ 360	$ 480	$ 376
	4/1/2017	2401 Wooton Pkwy.	Rockville	MD		GFS Realty, Inc. (Giant Food, Inc.)	51,682	$ 116	$ 152	$ 92
	8/1/2017	5544 Atlanta Hwy.	Montgomery	AL		Beasley Development LLC	60,698	$ 248	$ 264	$ -
2018	2/1/2018	4831 Whipple Ave., N.W.	Canton	OH		Best Buy Co., Inc.	46,350	$ 464	$ 464	$ 465
	2/26/2018	399 Peach Wood Centre Dr.	Spartanburg	SC		Best Buy Co., Inc.	45,800	$ 396	$ 396	$ 395
	8/1/2018	2014 Cottman Ave.	Philadelphia	PA		Citizens Bank of Pennsylvania	3,800	$ 208	$ 108	$ 101
		363 West Lancaster Ave.	Wayne	PA		Citizens Bank of Pennsylvania	3,800	$ 200	$ 132	$ 97
		2001-03 Broad St.	Philadelphia	PA		Citizens Bank of Pennsylvania	3,800	$ 200	$ 104	$ 96
		15 South 52nd St.	Philadelphia	PA		Citizens Bank of Pennsylvania	3,800	$ 188	$ 88	$ 90
		1055 West Baltimore Pike	Lima	PA		Citizens Bank of Pennsylvania	3,800	$ 168	$ 128	$ 82
		7323-29 Frankford Ave.	Philadelphia	PA		Citizens Bank of Pennsylvania	3,800	$ 164	$ 128	$ 79
		25 East Main St.	Lansdale	PA		Citizens Bank of Pennsylvania	3,800	$ 156	$ 72	$ 75
		1025 West Lehigh Ave.	Philadelphia	PA		Citizens Bank of Pennsylvania	3,800	$ 148	$ 64	$ 72
		10650 Bustleton Ave.	Philadelphia	PA		Citizens Bank of Pennsylvania	3,800	$ 148	$ 88	$ 71
		559 North Main St.	Doylestown	PA		Citizens Bank of Pennsylvania	3,800	$ 148	$ 100	$ 71
		4947 North Broad St.	Philadelphia	PA		Citizens Bank of Pennsylvania	3,800	$ 140	$ 80	$ 67
		15 Newton – Richboro Rd.	Richboro	PA		Citizens Bank of Pennsylvania	3,800	$ 136	$ 88	$ 66
		6201 North 5th St.	Philadelphia	PA		Citizens Bank of Pennsylvania	3,800	$ 44	$ 32	$ 21
	12/1/2018	255 Northgate Dr.	Manteca	CA		Kmart Corporation	107,489	$ 1,192	$ 556	$ -
		97 Seneca Trail	Fairlea	WV		Kmart Corporation	90,933	$ 788	$ 348	$ -
		5350 Leavitt Rd.	Lorain	OH		Kmart Corporation	193,193	$ 1,684	$ 732	$ -
		12080 Carmel Mountain Rd.	San Diego	CA		Kmart Corporation	107,210	$ 760	$ 752	$ -
		1150 West Carl Sandburg Dr.	Galesburg	IL		Kmart Corporation	94,970	$ 668	$ 332	$ -
		21082 Pioneer Plaza Dr.	Watertown	NY		Kmart Corporation	120,727	$ 1,120	$ 484	$ -

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Notes	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Annualized Cash Rent ($000) (2)	Annualized GAAP Rent ($000) (3)	Fixed Rent at Next Option ($000) (4)
2021	1/1/2021	3040 Josey Ln.	Carrollton	TX		Ong’s Family Inc.	61,000	$ 240	$ 404	$ -
2028	2/28/2028	2010 Apalachee Pkwy.	Tallahassee	FL	(8)	Kohl's Department Stores, Inc.	53,820	$ -	$ -	$ 484
NA	Multi-Tenant	Kipling St. & Bowles Ave.	Littleton	CO		(Available for Lease)	29,360	$ -	$ -	$ -
	or	9400 South 755 East	Sandy	UT		(Available for Lease)	41,612	$ -	$ -	$ -
	Vacant	5402 4th St.	Lubbock	TX		(Available for Lease)	53,820	$ -	$ -	$ -
		1606 North Bend Rd.	Cincinnati	OH		Vacant*	25,628	$ -	$ -	$ -
		9803 Edmonds Way	Edmonds	WA		(Available for Lease)	35,459	$ -	$ -	$ -
		1700 State Route 160	Port Orchard	WA		(Available for Lease)	11,931	$ -	$ -	$ -
		15220 East 6th Ave.	Aurora	CO		(Available for Lease)	41,384	$ -	$ -	$ -
		3621 E Lincoln Way	Cheyenne	WY		(Available for Lease)	31,420	$ -	$ -	$ -
	RETAIL TOTAL/WEIGHTED AVERAGE					93.8% Leased	4,374,627	$ 33,416	$ 31,100

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Notes	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Annualized Cash Rent ($000) (2)	Annualized GAAP Rent ($000) (3)	Fixed Rent at Next Option ($000) (4)
SPECIALTY ASSETS
2008	8/31/2008	1601 Pratt Ave.	Marshall	MI		Joseph Campbell Company	58,300	$ 144	$ 144	$ 148
	10/31/2008	3943 Denny Ave.	Pascagoula	MS		Northrop Grumman Systems Corporation	94,841	$ 680	$ 680	$ -
	12/31/2008	120 SE Parkway Dr.	Franklin	TN		United Technologies Corp.	289,330	$ 1,476	$ 952	$ 735
2009	9/30/2009	109 Stevens St.	Jacksonville	FL		Unisource Worldwide, Inc	168,800	$ 604	$ 588	$ -
2010	10/1/2010	5201 West Barraque St.	Pine Bluff	AR		Entergy Services, Inc.	27,189	$ 192	$ 192	$ 192
		601 & 701 Experian Pkwy.	Allen	TX		Experian Information Solutions, Inc. (TRW Inc.)	292,700	$ 3,612	$ 3,372	$ -
	10/31/2010	265 Lehigh St.	Allentown	PA		Wachovia Bank N.A.	71,230	$ 248	$ 564	$ -
2011	5/1/2011	1200 Jupiter Rd.	Garland	TX		Raytheon Company	278,759	$ 1,508	$ 1,732	$ -
	7/1/2011	19019 N. 59th Ave.	Glendale	AZ		Honeywell, Inc.	252,300	$ 2,452	$ 2,452	$ -
2012	4/1/2012	3600 Army Post Rd.	Des Moines	IA	(6)	EDS Information Services LLC (Electronic Data Systems Corporation)	405,000	$ 2,772	$ 2,916	$ 3,118
	5/1/2012	101 Creger Dr.	Ft. Collins	CO		Lithia Motors	10,000	$ 272	$ 240	$ 250
2013	5/31/2013	2401 Cherahala Blvd.	Knoxville	TN		Advance PCS, Inc.	59,748	$ 900	$ 820	$ -
	6/1/2013	8555 S. River Pkwy.	Tempe	AZ		ASM Lithography Holding NV	95,133	$ 2,132	$ 1,840	$ -
	6/30/2013	420 Riverport Rd.	Kingsport	TN		American Electric Power	42,770	$ 468	$ 20	$ 310
2014	1/1/2014	1401 & 1501 Nolan Ryan Parkway	Arlington	TX		Siemens Dematic Postal Automation, L.P.	236,547	$ 2,384	$ 2,588	$ -
	4/30/2014	12000 Tech Center Dr.	Livonia	MI	(6)	Kelsey-Hayes Company (TRW Automotive Inc.)	80,230	$ 800	$ 824	$ 918
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	(5)	SKF USA, Inc.	72,868	$ 396	$ 396	$ 395
2015	6/1/2015	2935 Van Vactor Dr.	Plymouth	IN		Bay Valley Foods, LLC	300,500	$ 772	$ 804	$ 853
		1901 49th Ave.	Minneapolis	MN	(5)	Owens Corning Roofing and Asphalt, LLC	18,620	$ 576	$ 576	$ 663
		3711 San Gabriel	Mission	TX		Voice Stream PCS II Corporation (T-Mobile USA, Inc.)	75,016	$ 900	$ 1,008	$ -
	6/30/2015	2500 Patrick Henry Pkwy	McDonough	GA		Georgia Power Company	111,911	$ 1,452	$ 1,524	$ -
	7/1/2015	70 Mechanic St.	Foxboro	MA		Invensys Systems, Inc. (Siebe, Inc.)	251,914	$ 2,992	$ 2,624	$ 2,562
	9/27/2015	10001 Richmond Ave.	Houston	TX	(5)	Baker Hughes, Inc.	554,385	$ 7,920	$ 7,376	$ 6,596
		9110 Grogans Mill Rd.	The Woodlands	TX	(6)	Baker Hughes, Inc.	275,750	$ 3,696	$ 3,080	$ 2,756
		12645 W. Airport Rd.	Sugar Land	TX	(5)	Baker Hughes, Inc.	165,836	$ 2,360	$ 1,948	$ 1,976
	10/1/2015	3600 Southgate Dr.	Danville	IL		Sygma Network, Inc. (Sysco Corporation)	149,500	$ 932	$ 932	$ 1,027
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX		Nextel of Texas	108,800	$ 1,524	$ 1,560	$ -
	5/1/2016	6455 State Hwy 303 NE	Bremerton	WA		Nextel West Corporation	60,200	$ 1,084	$ 1,112	$ -
	9/1/2016	1440 E. 15th St.	Tucson	AZ		Cox Communications, Inc.	28,591	$ 464	$ 456	$ -
	11/1/2016	736 Addison Rd.	Erwin	NY		Corning, Inc.	408,000	$ 1,096	$ 1,096	$ -
2017	12/1/2017	11411 N. Kelly Avenue	Oklahoma City	OK		American Golf Corporation	13,924	$ 476	$ 476	$ -
2019	1/31/2019	2999 SW 6th St.	Redmond	OR		Voice Stream PCS I LLC (T-Mobile USA, Inc.)	77,484	$ 1,436	$ 1,552	$ -
	6/1/2019	3265 E. Goldstone Dr.	Meridian	ID		Voicestream PCS II Corporation (T-Mobile USA, Inc.)	77,484	$ 1,216	$ 1,292	$ -
	10/1/2019	9601 Renner Blvd.	Lenexa	KS		Voicestream PCS II Corporation (T-Mobile USA, Inc.)	77,484	$ 1,220	$ 1,376	$ -
	10/31/2019	26410 McDonald Rd.	The Woodlands	TX		Montgomery County Management Company LLC	41,000	$ 716	$ 808	$ -

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Notes	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Annualized Cash Rent ($000) (2)	Annualized GAAP Rent ($000) (3)	Fixed Rent at Next Option ($000) (4)
2020	5/31/2020	359 Gateway Dr.	Lavonia	GA		TI Group Automotive Systems, LLC	133,221	$ 1,200	$ 1,200	$ 1,260
	6/1/2020	10419 N. 30th St.	Tampa	FL		Time Customer Service, Inc. (Time, Inc.)	132,981	$ 1,220	$ 1,288	$ -
	8/31/2020	First Park Dr.	Oakland	ME	(6)	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	78,610	$ 1,216	$ 1,208	$ 1,562
	11/30/2020	11555 University Blvd.	Sugar Land	TX		KS Management Services, LLP (St. Luke’s Episcopal Health System Corporation)	72,683	$ 1,116	$ 1,228	$ -
2021	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI		Dana Corporation	150,945	$ 1,844	$ 1,844	$ -
	11/30/2021	29 S. Jefferson Rd.	Whippany	NJ		CAE SimuFlite, Inc.	76,383	$ 2,232	$ 2,328	$ 2,069
2025	6/1/2025	750 N. Black Branch Rd.	Elizabethtown	KY		Dana Corporation	539,592	$ 2,840	$ 2,840	$ 2,960
		301 Bill Bryan Blvd.	Hopkinsville	KY		Dana Corporation	424,904	$ 1,688	$ 1,688	$ 1,756
		10000 Business Blvd.	Dry Ridge	KY		Dana Corporation	336,350	$ 1,344	$ 1,344	$ 1,402
		4010 Airpark Dr.	Owensboro	KY		Dana Corporation	211,598	$ 1,208	$ 1,208	$ 1,254
		730 N. Black Branch Rd.	Elizabethtown	KY		Dana Corporation	167,770	$ 536	$ 536	$ 558
	7/14/2025	590 Ecology Ln.	Chester	SC		Owens Corning	420,597	$ 2,184	$ 2,184	$ 1,678
	11/1/2025	11707 Miracle Hills Dr.	Omaha	NE		(i) Structure, LLC (Infocrossing, Inc.)	86,800	$ 1,168	$ 1,168	$ -
	12/1/2025	2005 E. Technology Cir.	Tempe	AZ		(i) Structure, LLC (Infocrossing, Inc.)	60,000	$ 1,128	$ 1,128	$ -
2026	8/31/2026	25500 State Hwy 249	Tomball	TX	(6)	Parkway Chevrolet, Inc.	77,076	$ 1,232	$ 1,488	$ 1,785
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	(6)	Silver Spring Gardens, Inc. (Huntsinger Farms, Inc.)	159,000	$ 932	$ 1,164	$ 1,414
	SPECIALTY ASSETS TOTAL/WEIGHTED AVERAGE					100.0% Leased	8,460,654	$ 74,960	$ 73,764

	TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE					95.8% Leased	51,832,104	$ 503,842	$ 467,156

(1) Square foot leased or vacant includes those tenants with month-to-month leases.
(2) Annualized cash rent is calculated as follows: quarterly rent obligation for the reported period, multiplied by 4.
(3) Annualized GAAP rent is calculated as follows: quarterly GAAP rent, multiplied by 4.
(4) Rent at option rate listed for those lease contracts where a set rent in dollars is specified.
(5) Lesser of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(6) Greater of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(7) Rents from tenants prior to expiration of lease, property is now vacant.
(8) Tenant occupies space, rent has not yet commenced.
(9) Air space or parking space, no designated square feet.

LEXINGTON REALTY TRUST
2007 Third Quarter Disposition Summary

DISPOSITIONS
Tenants/Guarantors	Location		Property Type	Gross Sale Price ($000)	Gain Recognized ($000)	Cash Cap Rate	GAAP Cap Rate	Month of Disposition
Michael's Stores, Inc.	Lancaster	CA	Industrial	$ 45,284	$ 18,902	7.2%	7.3%	Sep
Safeway Stores, Inc.	Albuquerque	NM	Retail	4,200	0	7.6%	8.5%	Jul
Reed Elsevier, Inc.	Miamisburg (2 properties)	OH	Office	14,500	0	7.3%	6.7%	Aug
Quest Diagnostics, Inc.	Valley Forge	PA	Office	26,700	7,346	8.5%	8.1%	Sep
Greyhound Lines, Inc.	Stockton	CA	Other	1,970	732	11.4%	11.4%	Sep
Vacant	Warren	OH	Industrial	15,800	0	N/A	N/A	Sep
CSK/Goodyear	Various (16 locations)		Retail	11,081	0	7.1%	12.0%	Sep
TOTAL DISPOSITIONS (23)				$ 119,535	$ 26,980	7.6%	8.0%

LEXINGTON REALTY TRUST
2007 Third Quarter Financings and Leasing Activity

	PROPERTY FINANCINGS
	Tenants/Guarantors	Location		Property Type	Amount ($000)	Interest Rate	Maturity Date	New or Refinance
1	Cummins Engine	Columbus	IN	Office	$ 42,800	6.15%	Sep-2014	New
2	Nevada Power	Las Vegas	NV	Office	22,245	6.15%	Feb-2014	New
3	Nevada Power	Las Vegas	NV	Office	31,235	6.15%	Sep-2014	New
4	Federal Express	Memphis	TN	Office	11,388	6.15%	Sep-2014	New
5	Federal Express	Memphis	TN	Office	65,572	6.15%	Sep-2014	New
5	TOTAL/WEIGHTED AVERAGE PROPERTY FINANCINGS				$ 173,240	6.15%

	NEW LEASES
	Tenants/Guarantors	Location		Property Type	Lease Expiration Date	Sq. Ft.	Cash Rent Per Annum ($000)
1	Money Management International	Phoenix	AZ	Office	03/2016	28,710	$ 603
2	Bayside Medical Group, Inc.	Walnut Creek	CA	Office	MTM	2,188	59
3	First Bank	Walnut Creek	CA	Office	MTM	4,488	113
4	First Bank	Walnut Creek	CA	Office	MTM	5,032	115
5	The Elder & Disability Law Firm	Decatur	GA	Office	07/2012	1,590	22
6	CRS Insurance Group LLC	Decatur	GA	Office	12/2010	4,556	62
7	Great American Insurance Company	Hebron	KY	Office	06/2018	3,145	16
8	ABS Americas	Beaumont	TX	Office	10/2007	1,794	24
9	Profiles Financial Group, Inc.	Beaumont	TX	Office	10/2007	1,975	28
10	Praxair Healthcare Services, Inc.	Beaumont	TX	Office	07/2017	30,526	256
11	Howe-Baker Engineers, Ltd. (Chicago Bridge and Iron)	Beaumont	TX	Office	10/2007	52,380	629
12	Tacilent Corporation	Dallas	TX	Office	03/2008	1,220	15
13	Visions Investment Group, LLC	Evanston	WY	Office	08/2010	1,456	13
14	Atlas Cold Storage America LLC	McDonough	GA	Industrial	10/2017	86,302	545
15	Arnold Logistics, LLC	New Kingston	PA	Industrial	10/2007	59,000	290
16	Moran Foods (Save A Lot)	Port Orchard	WA	Retail	09/2014	16,037	81
16	TOTAL NEW LEASES					300,399	$ 2,871

LEXINGTON REALTY TRUST
2007 Third Quarter Financings and Leasing Activity

	LEASE EXTENSIONS
	Tenants/Guarantors	Location		Property Type	Lease Expiration Date	Sq. Ft.	Cash Rent Per Annum ($000)
1	Time Customer Service, Inc. (Time, Inc.)	Tampa	FL	Office	06/2020	132,981	$ 1,223
2	Bank of America	Elizabeth	NJ	Office	08/2013	30,000	368
3	Bank of America	Plainsboro	NJ	Office	08/2013	4,060	156
4	Time Customer Service, Inc. (Time, Inc.)	Tampa	FL	Industrial	06/2020	229,605	1,084
5	Marsh Supermarkets	Carmel	IN	Retail	10/2013	38,567	159
6	Marsh Supermarkets	Lawrence	IN	Retail	10/2013	28,721	193
7	Food Lion, Inc.	Charlotte	NC	Retail	10/2013	33,640	98
8	Food Lion, Inc.	Concord	NC	Retail	10/2019	32,259	197
9	Bally Total Fitness of the Midwest, Inc. (Bally Total Fitness Holding Corporation)	Canton	OH	Retail	12/2009	37,214	447
10	Marsh Supermarkets	Franklin	OH	Retail	10/2013	29,119	111
11	Citizens Bank of Pennsylvania	Doylestown	PA	Retail	08/2018	3,800	71
12	Citizens Bank of Pennsylvania	Lansdale	PA	Retail	08/2018	3,800	75
13	Citizens Bank of Pennsylvania	Lima	PA	Retail	08/2018	3,800	82
14	Citizens Bank of Pennsylvania	Philadelphia	PA	Retail	08/2018	3,800	96
15	Citizens Bank of Pennsylvania	Philadelphia	PA	Retail	08/2018	3,800	67
16	Citizens Bank of Pennsylvania	Philadelphia	PA	Retail	08/2018	3,800	71
17	Citizens Bank of Pennsylvania	Philadelphia	PA	Retail	08/2018	3,800	90
18	Citizens Bank of Pennsylvania	Philadelphia	PA	Retail	08/2018	3,800	79
19	Citizens Bank of Pennsylvania	Philadelphia	PA	Retail	08/2018	3,800	21
20	Citizens Bank of Pennsylvania	Philadelphia	PA	Retail	08/2018	3,800	101
21	Citizens Bank of Pennsylvania	Philadelphia	PA	Retail	08/2018	3,800	72
22	Citizens Bank of Pennsylvania	Richboro	PA	Retail	08/2018	3,800	66
23	Citizens Bank of Pennsylvania	Wayne	PA	Retail	08/2018	3,800	97
23	TOTAL LEASE EXTENSIONS					645,566	$ 5,024

39	TOTAL NEW AND RENEWED LEASES					945,965	$ 7,895

LEXINGTON REALTY TRUST
Selected Balance Sheet Account Detail
September 30, 2007

Investments in and advances to non-consolidated entities	$173,742

Lexington's "Investments in and advances to non-consolidated entities" line item includes investments in entities which invest in real estate debt securities and net leased properties. A summary is as follows:

Investment in debt platform	$140,909
Investment in net lease partnerships	32,833

Investments in marketable equity securities	$4,276

Lexington invests in marketable equity securities where it recognizes an opportunity to generate current income in the form of dividends, the realization of value from long term appreciation, or where there is a strategic opportunity.

Other assets	$88,966

The primary components of other assets are:

Restricted cash	$14,214
Deferred tax assets	2,433
Due from lender	21,106
CIP/Deposits	17,178
Debt investments	16,038
Equipment	2,756
Prepaids	6,102
Other receivables	5,324

Accounts payable and other liabilities	$41,037

The primary components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$13,523
CIP accruals	14,757
Taxes	2,012
Deferred lease costs	3,366
Subordinated notes	2,986
Deposits	1,159
Escrows	1,106
Financing costs	2,128

LEXINGTON REALTY TRUST
Select Income Statement Account Detail
Nine Months Ended September 30, 2007
$000

Equity in earnings of non-consolidated entities	$45,951

The components of equity in earnings of non-consolidated entities are as follows:
Gains on sale of joint venture properties	$34,164
Equity in earnings	11,787

Advisory and incentive fees	$12,182

The components of advisory fees are as follows:
Asset management fees	$1,588
Incentive fees earned	10,594

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
9/30/2007

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Est. Annual Debt Service ($000)(d)	Balloon Payment ($000)
Bristol, PA		9,295	7.400%	02/2008	277	9,262
Garwood, NJ		95	5.000%	05/2008	100	-
Decatur, GA		6,147	6.720%	06/2008	385	6,049
Palm Beach Gardens, FL		10,593	7.010%	06/2008	728	10,418
Canton, OH		3,017	7.150%	08/2008	261	2,936
Spartanburg, SC		2,505	7.150%	08/2008	217	2,438
Irvine, CA		5,377	9.339%	09/2008	5,653	-
Owensboro, KY		4,666	7.940%	12/2008	3,361	-
Columbia, MD		994	8.625%	12/2008	297	719
Clinton, CT		721	7.940%	12/2008	519	-
Long Beach, CA		15,923	6.250%	01/2009	11,286	-
Long Beach, CA		5,903	6.160%	01/2009	4,180	-
Florence, SC		8,730	7.500%	02/2009	869	8,443
Canton, OH		512	9.490%	02/2009	388	-
Baton Rouge, LA		1,604	7.375%	03/2009	208	1,478
Livonia, MI		10,494	7.800%	04/2009	992	10,236
Bristol, PA		5,485	7.250%	04/2009	571	5,228
Henderson, NC		4,035	7.390%	05/2009	417	3,854
Westland, MI		1,227	10.500%	09/2009	683	-
Houston, TX	(b)	19,851	5.810%	10/2009	2,032	18,229
High Point, NC		8,204	5.750%	10/2009	695	7,741
Salt Lake City, UT		5,335	7.610%	10/2009	2,901	-
San Francisco, CA		22,673	3.893%	12/2009	2,020	20,000
Pleasanton, CA		4,481	10.250%	12/2009	727	3,808
Richmond, VA		15,799	8.100%	02/2010	1,511	15,257
Fishers, IN	(b)	14,425	5.880%	04/2010	1,499	12,960
Hampton, VA		7,007	8.270%	04/2010	677	6,758
Hampton, VA		4,297	8.260%	04/2010	415	4,144
Lorain, OH	(b)	2,017	5.540%	07/2010	905	-
Manteca, CA	(b)	1,425	5.540%	07/2010	639	-
Watertown, NY	(b)	1,340	5.540%	07/2010	601	-
Lewisburg, WV	(b)	941	5.540%	07/2010	422	-
San Diego, CA	(b)	908	5.540%	07/2010	408	-
Galesburg, IL	(b)	799	5.540%	07/2010	359	-
Tampa, FL		7,970	6.930%	08/2010	674	7,603
Tampa, FL		5,762	6.880%	08/2010	485	5,495
Irving, TX	(b)	26,571	5.880%	10/2010	2,432	24,454
Lake Mary, FL	(b)	13,159	5.880%	10/2010	1,181	12,118
Lake Mary, FL	(b)	13,120	5.880%	10/2010	1,178	12,082
Herndon, VA		18,098	8.180%	12/2010	1,723	17,301
Tucson, AZ		2,267	7.500%	01/2011	226	2,076
Parsippany, NJ	(b)	40,374	5.860%	03/2011	3,472	37,047
Glendale, AZ		14,132	7.400%	04/2011	1,258	13,365
Renswoude, NA		38,178	5.305%	04/2011	2,884	35,498
Dallas, TX		30,582	5.126%	05/2011	1,594	30,582
Wallingford, CT		3,383	4.926%	05/2011	221	3,187

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
9/30/2007

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Est. Annual Debt Service ($000)(d)	Balloon Payment ($000)
Auburn Hills, MI		6,633	7.010%	06/2011	637	5,918
Plymouth, MI		4,453	7.960%	07/2011	421	4,171
Winchester, VA	(b)	10,663	5.860%	08/2011	908	9,675
Newport, OR		6,543	5.030%	08/2011	470	5,980
Greenville, SC	(h)	12,991	4.415%	01/2012	841	11,806
New Kingston, PA		6,816	7.790%	01/2012	678	6,101
Mechanicsburg, PA		5,031	7.780%	01/2012	500	4,503
New Kingston, PA		3,247	7.780%	01/2012	323	2,906
Milford, OH	(b)	16,345	5.860%	02/2012	1,822	12,686
Lake Forest, CA		10,385	7.260%	02/2012	901	9,708
Des Moines, IA	(b)	22,526	5.510%	05/2012	1,235	22,153
Fort Worth, TX	(b)	19,039	5.510%	05/2012	1,280	17,823
Memphis, TN		17,488	5.247%	05/2012	1,181	16,222
Raleigh, NC	(b)	12,573	5.860%	05/2012	649	12,543
Lakewood, CO		8,524	5.097%	05/2012	566	7,890
Farmington Hills, MI	(b)	19,703	5.860%	09/2012	1,500	17,724
Laurens, SC	(b)	16,378	5.870%	09/2012	1,396	14,022
Temperance, MI	(b)	10,979	5.870%	09/2012	936	9,400
Groveport, OH	(h)	7,475	6.030%	10/2012	563	6,860
Baton Rouge, LA	(b)	6,485	5.520%	10/2012	443	5,943
San Antonio, TX		28,789	6.080%	10/2012	2,260	26,025
Plymouth, MI	(b)	11,926	5.860%	12/2012	1,026	10,026
Colorado Springs, CO	(b)	11,430	5.870%	12/2012	887	10,272
Foxboro, MA	(b)	14,091	6.000%	01/2013	2,817	-
Fort Mill, SC		10,946	6.000%	01/2013	839	9,904
Centennial, CO	(b)	15,396	5.550%	02/2013	1,177	13,555
Waterloo, IA	(h)	5,671	5.610%	02/2013	672	3,505
Los Angeles, CA	(b)	78,289	5.860%	05/2013	5,361	73,071
Atlanta, GA		44,382	5.268%	05/2013	3,004	40,356
Dallas, TX	(b)	39,703	5.550%	05/2013	2,702	36,453
Houston, TX		17,322	5.218%	05/2013	1,166	15,737
Southington, CT		13,506	5.018%	05/2013	890	12,228
Tempe, AZ		13,383	5.148%	05/2013	894	12,144
Indianapolis, IN		9,452	5.168%	05/2013	633	8,580
Fort Meyers, FL		8,912	5.268%	05/2013	477	8,550
Chelmsford, MA		6,871	5.118%	05/2013	458	6,231
Knoxville, TN		5,036	5.950%	09/2013	381	4,496
Phoenix, AZ		18,893	6.270%	09/2013	1,527	16,490
Foxboro, MA	(b)	18,351	6.000%	01/2014	3,270	-
Moody, AL		7,273	4.978%	01/2014	493	6,350
Arlington, TX	(b)	20,938	5.870%	02/2014	1,551	18,588
Las Vegas, NV		22,245	6.150%	02/2014	4,160	429
Mechanicsburg, PA	(h)	12,902	5.730%	03/2014	1,045	10,538
Redmond, OR		9,643	5.616%	04/2014	697	8,484
Logan Township, NJ	(b)	7,336	5.870%	04/2014	482	6,784
Clive, IA		5,805	5.139%	05/2014	387	5,181

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
9/30/2007

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Est. Annual Debt Service ($000)(d)	Balloon Payment ($000)
Fort Mill, SC		20,300	5.373%	05/2014	1,341	18,311
Philadelphia, PA		48,897	5.060%	07/2014	3,178	43,547
Eau Claire, WI		1,629	8.000%	07/2014	313	-
Memphis, TN		65,572	6.150%	09/2014	4,089	65,572
Memphis, TN		11,388	6.150%	09/2014	1,344	5,840
Columbus, IN		42,800	6.150%	09/2014	2,669	40,429
Las Vegas, NV		31,235	6.150%	09/2014	1,948	31,235
Issaquah, WA	(b)	31,552	5.890%	12/2014	1,663	30,388
Canonsburg, PA	(b)	9,069	5.550%	12/2014	489	9,095
Chicago, IL	(b)	28,948	5.870%	01/2015	1,552	29,900
Carrollton, TX		13,976	5.530%	01/2015	993	12,022
Franklin, NC		1,497	8.500%	03/2015	271	-
Herndon, VA	(b)	11,972	5.870%	04/2015	888	10,359
Richmond, VA	(b)	19,476	5.510%	05/2015	1,029	18,321
Kalamazoo, MI		17,301	5.411%	05/2015	1,189	15,087
Houston, TX		16,648	5.160%	05/2015	1,114	14,408
Rockaway, NJ		14,900	5.292%	05/2015	802	14,900
Houston, TX		13,001	5.210%	05/2015	874	11,265
Fishers, IN		12,927	5.160%	05/2015	865	11,188
San Antonio, TX		12,827	5.340%	05/2015	875	11,149
Atlanta, GA		11,325	5.260%	05/2015	606	10,502
Los Angeles, CA		11,275	5.110%	05/2015	750	9,760
Richmond, VA		10,409	5.310%	05/2015	708	9,055
Harrisburg, PA		9,000	5.110%	05/2015	599	7,780
Knoxville, TN		7,654	5.310%	05/2015	520	6,658
Tulsa, OK		7,536	5.060%	05/2015	499	6,517
McDonough, GA	(b)	12,298	5.870%	06/2015	672	11,349
Mission, TX	(b)	6,335	5.500%	06/2015	462	5,371
Carrollton, TX	(b)	20,231	5.870%	07/2015	1,115	18,677
Elizabethtown, KY		15,981	4.990%	07/2015	1,068	13,648
Hopkinsville, KY		9,367	4.990%	07/2015	626	7,999
Dry Ridge, KY		7,304	4.990%	07/2015	506	6,238
Owensboro, KY		6,520	4.990%	07/2015	452	5,568
Elizabethtown, KY		3,014	4.990%	07/2015	201	2,574
Southborough, MA		1,649	7.500%	09/2015	275	-
Houston, TX	(b)	60,193	6.250%	09/2015	7,118	18,318
Houston, TX	(b)	24,498	6.250%	09/2015	2,923	6,985
Sugar Land, TX	(b)	15,670	6.250%	09/2015	1,944	6,286
Houston, TX	(b)	6,948	6.250%	09/2015	806	2,222
Temple, TX		8,790	6.090%	01/2016	668	7,446
Danville, IL		6,195	9.000%	01/2016	692	4,578
Bridgewater, NJ		14,805	5.732%	03/2016	863	13,824
Omaha, NE		8,831	5.610%	04/2016	621	7,560
Tempe, AZ		8,340	5.610%	04/2016	586	7,140
Bremerton, WA		6,497	6.090%	04/2016	494	5,465
Lisle, IL		10,450	6.500%	06/2016	715	9,325

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
9/30/2007

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Est. Annual Debt Service ($000)(d)	Balloon Payment ($000)
Dallas, TX	(b)	18,567	5.870%	07/2016	1,139	18,363
Rochester, NY		18,800	6.210%	08/2016	1,202	16,765
Statesville, NC		14,100	6.210%	08/2016	901	12,574
Rockford, IL		6,900	6.210%	08/2016	441	6,153
Glenwillow, OH		17,000	6.130%	09/2016	1,069	15,132
Plymouth, IN		6,597	6.315%	09/2016	497	5,723
Tomball, TX		9,327	6.063%	11/2016	683	8,023
El Segundo, CA		54,466	5.675%	12/2016	3,820	45,723
Memphis, TN		3,951	5.710%	01/2017	229	3,484
Orlando, FL		9,975	5.722%	02/2017	580	9,309
Wilmington, NC	(b)	12,512	5.850%	03/2017	684	11,580
Shreveport, LA		19,000	5.690%	04/2017	1,099	19,000
Coppell, TX		14,400	5.710%	06/2017	836	14,400
Dubuque, IA		10,635	5.402%	06/2017	733	8,725
McDonough, GA		23,000	6.110%	11/2017	1,429	21,651
Westmont, IL		14,959	6.210%	03/2018	1,292	9,662
Lorain, OH	(b)	1,280	7.750%	07/2018	108	-
Manteca, CA	(b)	904	7.750%	07/2018	77	-
Watertown, NY	(b)	850	7.750%	07/2018	72	-
Lewisburg, WV	(b)	597	7.750%	07/2018	51	-
San Diego, CA	(b)	576	7.750%	07/2018	49	-
Galesburg, IL	(b)	507	7.750%	07/2018	43	-
Erwin, NY	(b)	9,501	5.550%	10/2018	728	6,624
Overland Park, KS	(b)	37,461	5.900%	05/2019	2,230	31,819
Kansas City, MO	(b)	17,874	5.900%	05/2019	1,064	15,182
Meridian, ID	(b)	10,121	5.900%	08/2019	753	7,658
Streetsboro, OH	(b)	19,449	5.900%	09/2019	1,108	16,338
Houston, TX		7,500	6.507%	11/2019	496	6,692
Lenexa, KS	(b)	10,357	5.900%	12/2019	774	7,755
Boca Raton, FL		20,400	6.470%	02/2020	1,342	18,383
Oakland, ME	(b)	10,268	5.900%	10/2020	750	7,660
Houston, TX		9,777	5.640%	12/2020	692	7,018
Livonia, GA		9,749	5.460%	12/2020	741	5,895
Wall Township, NJ	(b)	29,430	6.250%	01/2021	2,372	-
Hilliard,OH		28,960	5.907%	02/2021	1,739	27,483
Charleston, SC		7,350	5.850%	02/2021	437	6,632
Durham, NH	(b)	19,273	6.750%	03/2021	1,312	-
Antioch, TN	(b)	14,940	5.630%	10/2021	1,580	774
Whippany, NJ		16,704	6.298%	11/2021	1,344	10,400
Dillon, SC		23,056	5.974%	02/2022	1,832	13,269
El Segundo, CA		16,965	4.860%	01/2024	66	13,955
El Segundo, CA		13,880	4.860%	01/2024	54	11,417
Chester, SC		13,127	5.380%	08/2025	1,144	362
Subtotal/Wtg. Avg. (g)/Years Remaining		2,445,264	5.902%	7.0	214,604	1,964,221

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
9/30/2007

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Est. Annual Debt Service ($000)(d)	Balloon Payment ($000)
Corporate
Credit Facility	(c)	-	-	06/2008	-	-
Term Loan	(f)	225,000	6.270%	06/2009	14,108	225,000
Exchangeable Notes	(e)	450,000	5.450%	01/2027	24,525	450,000
Trust Preferred Notes		200,000	6.804%	04/2037	13,608	200,000
Subtotal/Wtg. Avg. (g)/Years Remaining		875,000	5.970%	17.1	52,241	875,000
Total/Wtg. Avg. (g)/Years Remaining		$ 3,320,264	5.920%	9.7	$ 266,845	$ 2,839,221

(a) Subtotal and total based on weighted average term to maturity shown in years based on debt balance.
(b) Debt balances based upon imputed interest rates.
(c) Floating rate debt 30/60/90 day LIBOR plus 120 to 170 bps.
(d) Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e) Holders have the right to put notes to the Company commencing 2012 and every five years thereafter.
(f) Floating rate debt 30 day LIBOR plus 60 bps.
(g) Weighted average interest rate based on proportionate share.
(h) Property held for sale.

LEXINGTON REALTY TRUST
Unconsolidated Properties: Mortgages and Notes Payable
9/30/2007

Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000)
One Arkansas		$ 868	$ 304	6.850%	05/2008	$ 913	$ -	$ -
Dallas Commerce		17,722	4,608	6.680%	06/2009	9,614	-	$ -
BCBS LLC		23,286	9,314	7.850%	10/2009	2,196	22,586	$ 9,034
Harpard		1,610	435	9.875%	01/2011	569	-	$ -
Taber		972	262	10.125%	06/2011	313	-	$ -
Jayal		1,447	434	11.500%	03/2012	409	-	$ -
Oklahoma TIC		14,749	5,900	5.240%	05/2015	786	13,673	$ 5,469
One Summit		20,359	6,108	9.375%	10/2016	3,344	-	$ -
One Summit		13,083	3,925	10.625%	11/2016	2,239	-	$ -
Dallas Commerce		12,512	3,253	15.000%	12/2018	1,877	-	$ -
Subtotal/Wtg. Avg. (5)/Years Remaining (6)		$ 106,608	$ 34,543	8.586%	5.9	$ 22,260	$ 36,259	$ 14,503

Corporate
Warehouse facility	(4)	41,870	20,935	6.136%	11/2007	2,569	41,870	20,935
Warehouse facility	(1)	56,156	28,078	5.948%	11/2008	3,340	56,156	28,078
Warehouse facility	(2)	320,835	160,418	6.656%	03/2009	21,355	320,835	160,418
CDO	(3)	376,650	188,325	5.825%	12/2046	21,940	376,650	188,325
Subtotal/Wtg. Avg. (5)/Years Remaining (6)		$ 795,511	$ 397,756	6.185%	19.2	$ 49,204	$ 795,511	$ 397,756
Total/Wtg. Avg. (5)/Years Remaining (6)		$ 902,119	$ 432,299	6.377%	18.1	$ 71,464	$ 831,770	$ 412,259

(1) Represents amount outstanding on $200.0 million repurchase agreement, variable rate.
(2) Represents amount outstanding on $350.0 million repurchase agreement, variable rate.
(3) Collateralized debt obligation of investment grade-rated debt secured directly or indirectly by real estate assets, variable rate.
(4) Represents amount outstanding on term loans.
(5) Weighted average interest rate based on proportionate share.
(6) Weighted average years remaining on maturities based on proportionate debt balance.

LEXINGTON REALTY TRUST
Mortgage Maturity Schedule
9/30/2007

Consolidated Properties
Year	Scheduled Amortization ($000)		Balloon Payments ($000)		Balloon Weighted Average Interest Rate %
2007 - remaining	$8,758		$-		-
2008	73,218		31,822		7.13%
2009	61,452		304,017		6.25%
2010	51,257		118,172		6.84%
2011	48,776		147,499		5.79%
	$243,461	$	$ 601,510		6.30%

Joint Venture Properties - LXP Proportionate Share
Year	Scheduled Amortization ($000)		Balloon Payments ($000)		Balloon Weighted Average Interest Rate %
2007- remaining	$1,512		$20,935	(1)	6.14%
2008	3,595		28,078	(1)	5.95%
2009	2,568		169,452	(1)	6.72%
2010	1,439		-		-
2011	1,441		-		-
	$10,555		$218,465		6.56%

(1) Includes joint venture warehouse facilities.

LEXINGTON REALTY TRUST
Base Rent Estimates for Current Assets
9/30/07
($000)

Year	Cash	GAAP

Remaining 2007	$116.8	$112.8
2008	474.4	445.4
2009	401.8	402.1
2010	353.5	356.4
2011	333.1	336.0

Amounts assume all below market leases are renewed by the tenants at the option rate and no new or renegotiated leases are entered into for any other property.

Investor Information

Transfer Agent	Investor Relations

Mellon Investor Services LLC	Carol M. Merriman
480 Washington Blvd.	VP of Investor Relations and Corporate Development
Jersey City NJ 07310-1900	Telephone (direct)	(212) 692-7264
(800) 850-3948	Facsimile (main)	(212) 594-6600
www.melloninvestor.com	E-mail	cmerriman@lxp.com

Research Coverage

Bear, Stearns & Co., Inc.		Keefe, Bruyette & Woods
Ross Smotrich	(212) 272-8046	Sheila K. McGrath	(212) 887-7793
Jeffrey Langbaum	(212) 272-4201
George Hoglund, CFA	(212) 272-6272	Raymond James & Assoc.
		Paul Puryear	(727) 567-2253
Cantor Fitzgerald		Ken Avalos	(727) 567-2660
Philip Martin	(312) 469-7485
Matthew Thorp	(312) 469-7484	Stifel Nicolaus
		John W. Guinee	(410) 454-5520
Friedman, Billings, Ramsey		Michael C. Hudgins	(410) 454-4830
Merrill Ross	(703) 312-9769
Gabe Poggi	(703) 469-1141

J.P. Morgan
Anthony Paolone, CFA	(212) 622-6682
Michael W. Mueller, CFA	(212) 622-6689
Joseph Dazio, CFA	(212) 622-6416
Gregory P. Stuart	(212) 622-5390